Exhibit 10.14

April 11, 2002

CSX

INTERMODAL

CSX INTERMODAL INTERNATIONAL AGREEMENT NUMBER 5124 - 5024

THIS INTERNATIONAL INTERMODAL AGREEMENT (together with all exhibits and documents referenced herein, this “Agreement”), is effective as of March 1, 2002, between CSX Lines, LLC, with offices at 2101 Rexford Road, Charlotte, NC 28211 (“CSX Lines”), CSX Lines of Puerto Rico, Inc., with offices at 2101 Rexford Rd., Charlotte, NC 28211 (“CSX Puerto Rico), and CSX Lines of Alaska, LLC, with offices at 2101 Rexford Road, Charlotte, NC 28211 (“CSX Alaska”), collectively with CSX Lines and CSX Puerto Rico sometimes herein referred to as “CSXL”, and CSX INTERMODAL, INC. (“CSXI”), a Delaware corporation, with offices at 301 West Bay Street, 20th Floor, Jacksonville, Florida 32202.

R E C I T A L S:

CSXI, as a shipper’s agent, and through its motor carrier division, arranges intermodal transportation of trailers and containers by truck and rail throughout the United States. CSXL is engaged in the business of providing transportation and ancillary services to its customers in the non-contiguous Domestic Trades or international commerce to or from the United States. The parties wish to set forth the terms and conditions pursuant to which CSXI will provide or arrange transportation services to CSXL and its shipping customers.

A G R E E M E N T

In consideration of the terms, conditions and obligations in this Agreement and other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	RECITALS.

The above recitals are true and correct and are incorporated herein by this reference.

2.	TERM.

The term of this Agreement shall be from March 1, 2002 (“Commencement Date”) through February 28, 2006 unless sooner terminated in accordance with its terms.

3.	CSXI’S SERVICES.

CSXI will provide or arrange the linehaul transportation services described in Exhibit 1 attached and made a part hereof, the services described in Exhibit 2 attached and made a part hereof,

April 11, 2002

and the Administrative Services described in Exhibit 3 attached and made part hereof, CSXI may, from time to time, provide or arrange other services described in CSX Intermodal Directory No.1 (Directory No. 1), CSX Intermodal Directory No. 5 (Directory No. 5), CSX Intermodal Directory No. 8 (Directory No. 8), or by Special Price Quotation (“SPQ”) to CSXL. All services provided to CSXL by CSXI are subject to the terms and conditions of this Agreement, and CSXI’s other policies and practices applicable to the services. CSXI may modify, add or delete routes, lanes, and products, close terminals, discontinue providing certain types of trailers and containers, and otherwise change the services it offers from time to time at its sole discretion. CSXI will give CSXL at least thirty (30) days notice of such changes where reasonably possible and prompt notice otherwise. CSXL will not be responsible for compliance with changes to Directories 1, 5, and 8 until such notice is received.

4.	INCORPORATION OF SERVICE DIRECTORIES.

The provisions of Directory No. 1, as in effect on the date of service, and all the rights and obligations of CSXI and CSXL set forth in Directory No. 1, including but not limited to any limitations of liability, claims procedures, loading, labeling and packaging requirements, and inspection rights and responsibilities, shall apply to all transportation services rendered by CSXI to CSXL and are incorporated into and made an integral part of this Agreement. The provisions of Directory Nos. 5 and 8 in effect on the date of service, to the extent they apply to that service, are likewise incorporated into and made an integral part of this Agreement. CSXI may unilaterally amend or reissue Directory Nos. 1, 5 and 8 from time to time. CSXL acknowledges receipt of the current Directory Nos. 1, 5 and 8. CSXL shall ensure that its customers’ shipments using CSXI’s transportation services are subject to the provisions of Directory Nos. 1, 5 and 8. In the event of conflict between the terms of this Agreement and one or more of the Directories, the terms of this Agreement shall prevail.

5.	PRICES AND CHARGES.

5.1	Rates. Rates for intermodal transportation services described in Exhibits 1 and 2 are set forth in Exhibits 1 and 2. Rates for Administrative Services described in Exhibit 3 are set forth in Exhibit 3. Rates for all other services are set forth (i) in Directory No. 1 for storage, detention, and all other charges described therein, (ii) in Directory No. 8 for base rates on the movement of Freight All Kinds (“FAK”) and empty containers or trailers between rail intermodal terminals as described therein, (iii) in Directory No. 5 for the motor carrier transportation services described therein, and (iv) in SPQs issued by CSXI to CSXL for specific transportation services and accessorial services which are not included in Directory Nos. 1, 5 or 8 or otherwise require customized pricing and service.

5.2	Rate Changes.

5.2.1	CSXI may increase, amend or cancel rates set forth in Directory Nos. 1, 5 and 8 and SPQs upon thirty (30) days’ written or electronic notice.

April 11, 2002

5.2.2	CSXI may increase or amend any of its rates, including those set forth in Exhibits 1 and 2, for fuel-related price changes upon five (5) days written or electronic notice. The maximum increase per year for fuel related charges, under section 5.2.2, will be *** annually.

5.2.3	CSXI may increase or amend rates set forth in Exhibit 1 upon a thirty (30) day written notice to reflect changes in or the termination of its contracts for purchased transportation with its underlying rail carriers.

5.3	Annual Increases.

53.1	On the first anniversary of the Commencement Date of this Agreement and on each successive anniversary date thereafter, the rates set forth in Exhibits 1 & 2 will be adjusted by a percentage equal to the percentage change in the Rail Cost Adjustment Factor-Unadjusted (“RCAF-”) published by the Association of American Railroads (“AAR”) between that most recently published as of the given anniversary date and the Unadjusted RCAF- published the prior year with respect to the same or substantially the same timeframe.

53.2	If the AAR stops publishing the RCAF, CSXI and CSXL will seek to agree upon a suitable substitute. If unable to agree, either party may submit the issue for decision by arbitration pursuant to Section 17 of this Agreement.

6.	VOLUME.

6.1	Commitment. CSXL agrees to transport under this Agreement at least *** of the aggregate number of all its units of traffic moving by rail between (including through runs) the geographical markets surrounding and reasonably served by each of the origin and destination pairs identified in Exhibit 1 (each such pair together with the surrounding geographical markets is sometimes herein referred to as an “O/D Pair” and are collectively sometimes herein referred to as the “O/D Pairs”) in each Agreement Year (the Commencement Date or an anniversary date thereof to the first or next anniversary date). CSXL may terminate the foregoing commitment as to movements described in Exhibit 1 to the extent they are to occur solely on the Burlington Northern-Santa Fe, Canadian National and Norfolk Southern railroads upon not less than ninety (90) days notice to CSXI.

6.2	Shortfalls. Within thirty (30) days after the end of every Agreement Year during the term of this Agreement, CSXL shall calculate and deliver to CSX the total number of its units moved between each O/D Pair during the prior Agreement Year and the number so moved under this Agreement. If CSXL moves less than the committed number of units, Between an O/D Pair or the O/D Pairs under

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

April 11, 2002

this Agreement, CSXL agrees to pay CSXI *** multiplied by the difference between the number of units committed by CSXL and the actual number moved within thirty (30) days after the end of the respective Agreement Year as liquidated damages and not as a penalty. Excepted from this liquidated damage obligation are shortfalls in movements described in Exhibit 1 to the extent they are to occur on the Burlington Northern-Santa Fe, Canadian National and Norfolk Southern railroads.

7.	CREDIT QUALIFICATIONS AND PAYMENT TERMS.

CSX SL shall remain in good credit standing as determined by CSXI, throughout the term of this Agreement. To facilitate CSXI’s periodic review and update of CSX Line’s credit files, CSXL agrees to provide, upon request from CSXI, credit and financial information, including, but not limited to, current financial operating statements.

8.	PAYMENT OF PRICES AND CHARGES.

8.1	Payment Terms. Payment for all intermodal services, including accessorial services, is due thirty (30) days from invoice date. CSXL agrees to make payment under this Agreement in a timely manner and in accordance with CSXI’s Corporate Trade Payment Agreement. CSXL agrees to complete, execute and submit to CSXI the Corporate Trade Payment Agreement, the associated Terms and Conditions, and credit information promptly after full execution of this Agreement. CSXI shall have no obligation to perform any services under this Agreement until the foregoing completed documents have been received and processed by CSXI and the extension of terms/credit to CSXL has been approved by CSXI. CSXI may, at its election, terminate this Agreement if it does not receive the completed documents within seven (7) days after full execution of this Agreement or if the extension of credit terms to CSXL is not approved. Unless CSXL disputes the charges and expenses contained in CSXI’s invoice within fourteen (14) days of the date of the invoice, the charges contained in the invoice shall be deemed correct and valid. Any finance charges for late payments will be calculated and charged per the finance charge description in Section 1, Item 180 in service directory 1 as amended.

8.2	No Offset by CSX SL. CSXL shall pay all transportation and other charges due hereunder and shall not offset charges in any circumstances against amounts alleged to be due as a result of prior billing error, unsettled loss or damage claims, unpaid items, or other dispute with CSXI.

8.3	Effect of CSX Line’s Insolvency. Notwithstanding Section 8.4, CSXL and CSXI agree that if an order for relief is entered or an involuntary bankruptcy petition is filed against CSXL under the United States Bankruptcy Code, to the extent that payments due from beneficial owners for transportation services provided under this Agreement

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

April 11, 2002

have not been made before the date of such filing, CSXL grants CSXI the right to collect such payments directly from the beneficial owners and set-off such amount against the sums owed CSXI by CSXL.

8.5	Lien and Right of Set-Off. CSXI shall have a general lien on any and all units and property now or subsequently delivered to CSXI’s or its carriers’ possession by CSXL for all charges incurred in connection with that shipment, including but not limited to transportation, storage, preservation of the shipment, interest, insurance, labor, expenses related to the sale of the shipment where CSXL has defaulted on its obligations hereunder, all court costs and reasonable attorney fees in collecting such charges, enforcing such lien or defending itself if it is made party to any litigation concerning the shipment while in its possession, and charges related to the performance of other services. CSXI may bring an action for delinquent charges without first foreclosing its lien or applying the proceeds to the payment of the charges.

9.	EDI PARTICIPATION.

CSXL agrees to implement systems and procedures to transmit shipping order and billing information to CSXI by electronic data interchange (“EDI”) in a format acceptable to CSXI and continue to increase the level of such information transmitted to CSXI by EDI with a goal of transmitting one hundred percent (100%) of such information to CSXI by EDI at a date to be mutually agreed upon by CSXI and CSXL.

10.	DEFAULT.

10.1	Event of Default. The following shall be deemed an Event of Default: (a) CSXL’s failure to remain in good credit standing as determined by CSXI, (b) CSXL’s failure to make payments under this Agreement within ten (10) days after they are due, (c) any other material breach of the terms and conditions of this Agreement by a party if such breach is not cured within thirty (30) days of the date of the non-defaulting party’s notice of such breach, or (d) a party becomes insolvent, commits an act of bankruptcy, becomes subject to any voluntary or involuntary bankruptcy or insolvency proceedings, makes or attempts to make an assignment for the benefit of creditors, appoints or submits to the appointment of a receiver for all or any of its assets, admits in writing its inability to pay its debts as they become due, or enters into any type of voluntary or involuntary liquidation.

10.2

Remedies Upon an Event of Default. In addition to any other remedies under this Agreement, at law or in equity, the non-defaulting party may, upon any Event of Default by the other party, terminate this Agreement upon written notice of such termination or suspend performance, in whole or in part, of any obligations it may have under this Agreement which are directly and reasonably related to the circumstances causing the Event of Default until such Event of Default is cured. All rights and

April 11, 2002

remedies which may have accrued prior to any termination upon an Event of Default shall survive termination of this Agreement.

10.3	Obligations Upon Termination. Upon termination for any reason, each party shall complete any services commenced prior to the effective date of termination and pay any sums due under this Agreement through the date of termination and for services completed thereafter.

11.	NO CO-LOADING.

The rates made available under this Agreement shall only apply to shipments by the non-contiguous Domestic Trades oceangoing shipping customers of CSXL tendering shipments under CSXL’s Bill of Lading. CSXL shall not make or attempt to make such rates available to other shipper’s agents, shipments moving solely within the United States, vessel sharing operations, or others not tendering under CSXL’s Bill of Lading.

12.	CUSTOMS SERVICES.

12.1	Movement under CSXL’s Bond. All in-bond shipments under this Agreement shall move under CSXL’s U.S. Customs custodial bond, unless otherwise mutually agreed in writing.

12.2	Allocation of Responsibility. The following sets forth the respective responsibilities of CSXL and CSXI with respect to in-bond shipments.

12.2.1	CSX SL’s Responsibility. CSXL shall retain a U.S. bonded motor carrier with whom CSXI has an appropriate interchange agreement to dray containers from the CSXI’s facilities in the United States where U.S. Customs clearance must be obtained, and the named consignee will accept delivery. CSXL shall be liable for, and shall defend and indemnify CSXI and its officers, directors, employees, and agents against any fines, taxes, penalties, duties, loss or liability (including but not limited to attorney fees and other defense expenses) imposed by the U.S. Customs Service or the Internal Revenue Service related to CSX L’s containers moving in-bond unless otherwise provided in Section 12.2.2.

12.2.2	CSXI’s Responsibility. CSXI will interchange in-bond containers to CSX L’s motor carrier in accordance with the appropriate trailer/container interchange agreement during normal business hours at such times and places as shall be mutually agreed upon between the parties. CSXI shall be responsible for any duties or fines arising from Customs violations actually and directly caused by the negligence or intentional misconduct of CSXI during the period the in-bond Containers are in its or its agent’s possession and control.

April 11, 2002

13.	COMPLIANCE WITH LAWS.

CSXL and CSXI shall comply at all times with all laws, regulations, orders, policies and procedures, and ordinances, whether international, federal, state, municipal or other, applicable to its performance under this Agreement, including but not limited to, rules, policies and procedures of the Association of American Railroads and CSXI, including, but not limited to Directory No. 1, and any laws or regulations relating to railroad, trucking or other transportation operations, environmental protection, clean air and water, workers compensation, employer liability, safety and health.

14.	INDEPENDENT CONTRACTOR.

Each party agrees that, consistent with the intent of this Agreement, CSXL is an independent contractor and not an agent or employee of CSXI and shall not have authority to enter into any contracts or obligations on behalf of CSXI or otherwise bind CSXI and shall not hold itself out as having such authority.

15.	ASSIGNMENT.

CSXL may not assign or otherwise transfer this Agreement, or the rates or any interest herein by operation of law or otherwise, without the prior written consent of CSXI, which shall not be unreasonably withheld. Any attempt to assign this Agreement in violation of the provisions of this Section will be null and void. To the extent not prohibited hereunder, the covenants, terms, provisions and conditions of this Agreement shall apply to, bind and inure to the benefit of the respective successors and assigns of CSXL and CSXI.

16.	CONFIDENTIALITY.

16.1	Confidentiality Obligations. In performing under this Agreement, the parties may exchange certain information, both orally and in writing, including but not limited to, the identity of CSXL, the terms of this Agreement, origin and destination information, transportation charges, cargo data, terminal data, reports, forecasts, other records and information that each party regards as confidential (the “Confidential Information”). Each party agrees (i) to treat all Confidential Information furnished now or in the future in strict confidence, (ii) to restrict disclosure to its employees and agents with a need to know and who are subject to similar confidentiality obligations, and (iii) not to disclose such Confidential Information to any other third party without the disclosing party’s prior written consent. Each party shall be responsible for any breach of these confidentiality obligations by its employees and agents.

April 11, 2002

16.2	No Limitation on Use of Certain Information. Nothing in this Section shall prohibit or limit a party’s use of Confidential Information (i) previously known to it, (ii) independently developed by it, (iii) acquired by it from a third party which is not, to such party’s knowledge, under an obligation to the other party not to disclose such Confidential Information, or (iv) which is or becomes publicly available through no breach by either party of these confidentiality obligations.

16.3	Disclosure in Response to Legal Process. The receiving party may disclose Confidential Information as required by law, court order or regulatory action. The receiving party will promptly notify the disclosing party of any such legal action to enable the disclosing party to seek a protective order or other relief from disclosure.

16.4	Right to Injunctive Relief. Each party agrees and acknowledges the unique nature and extreme value of the Confidential Information to the disclosing party, and that the disclosing party will not have an adequate remedy in money or damages in the event any breach or threatened breach of these confidentiality obligations. The receiving party agrees that the disclosing party shall be entitled, without limiting its rights to other remedies, in such event to obtain an injunction against such breach from any court of competent jurisdiction immediately upon request.

17.	ARBITRATION.

Except for claims for injury or death to persons, or temporary injunctive relief, if any dispute between the parties should arise in connection with this Agreement which cannot be resolved by the parties within fifteen (15) days after one of the parties notifies the other of its desire to arbitrate the dispute (the “Arbitration Notice”), then the dispute shall be settled by arbitration in accordance with Commercial Arbitration Rules of the American Arbitration Association (the “AAA”) then in effect. The provisions of this Agreement shall control if they conflict with the Commercial Arbitration Rules. Federal law shall govern the arbitrability of all claims. The arbitration shall be before an arbitrator selected by mutual agreement of the parties. If the parties are unable to agree on a single arbitrator within fifteen (15) days of the Arbitration Notice, then the arbitrator shall be selected from the AAA’s Large, Complex Commercial Case Panel in accordance with the Commercial Arbitration Rules. Any decision of the arbitrator shall be rendered within thirty (30) days after the matter has been submitted. All parties hereby consent to the entry of judgment by any court of competent jurisdiction with respect to the decision of the arbitrator(s). The arbitration shall take place in Jacksonville, Florida, or such other place mutually approved by CSXL and CSXI. The arbitrator shall have the authority to enter awards of equitable remedies and to award costs, such as pre-award interest, post/award interest, expert fees and attorneys fees as deemed equitable considering the circumstances, the outcome of the arbitration and the conduct of the parties, but shall not have the authority to award indirect, special, consequential or punitive damages. Pending resolution of any dispute, each party will continue to perform its obligations under this Agreement that are not materially affected by the actions or omissions underlying the dispute, including, but not limited to, the payment of all amounts due to the other party that are not in dispute. All aspects of the arbitration shall be treated as confidential.

April 11, 2002

18.	NOTICES.

All notifications shall be made in writing and shall be deemed to be delivered (a) three (3) days after deposit with United States mail, postage prepaid, certified or registered mail, return receipt requested, (b) one day after deposit with UPS or other nationally recognized overnight courier service, postage prepaid, or (c) upon hand delivery, duly receipted facsimile or electronic transmission confirmed by an original sent by first class mail. Notices will be made to the following:

To CSXI:	Vice President, International Sales CSX Intermodal, Inc. 301 West Bay Street Jacksonville, Florida 32202

To CSX SL:	Manager, Rail Operations CSX Lines, LLC 4100 Alpha Road, Suite 700 Dallas, TX 75244

Either party may change the person or place of notification by notice delivered in accordance with this Section 18.

19.	AUDIT.

19.1	CSXI’s Right to Audit. CSXI shall have the right to audit CSXL as described in this Section from time to time upon thirty (30) days’ written notice to CSXL, but no more frequently than once per calendar year, provided however that CSXI may conduct a follow-up audit within nine (9) months of completion of any audit that reveals any material irregularities or non-compliance in the obligations being audited. CSXI’s right to audit will remain in effect for twelve (12) months after any termination or expiration of this Agreement. CSXI shall have the right, at its own expense, to cause an independent auditor or the audit division of CSX Corporation to audit CSXL’s books and records to confirm compliance with the volume commitment, creditworthiness, compliance with confidentiality obligations and prohibition against co-loading set forth in this Agreement. Any such audit shall be conducted during normal business hours at CSXL’s offices and at times which do not unreasonably interfere with its business operations. The independent auditor or the audit division of CSX Corporation shall protect the Confidential Information of CSXL in accordance with Section 16, and upon CSXL’s request, such auditors of audit division will execute a confidentiality agreement in a form acceptable to CSXL. CSXL shall maintain all necessary books and records containing information needed to effectively perform an audit for a period of three (3) years (or such longer period as may be required by law) from the date of the event reflected in such books or records and shall provide the auditors with reasonable access to such books and records. If CSXL disagrees with the report of any audit, the matter will be submitted to arbitration pursuant to Section 17.

April 11, 2002

19.2	CSXL’s Right to Audit. CSXL shall have the right to audit CSXI as described in this Section from time to time upon thirty (30) days’ written notice to CSXI, but no more frequently than once per calendar year, provided however that CSXL may conduct a follow-up audit within nine (9) months of completion of any audit that reveals any material irregularities or non-compliance in the obligations being audited. CSXL’s right to audit will remain in effect for twelve (12) months after any termination or expiration of this Agreement. CSXL shall have the right, at its own cost and expense, to cause an independent auditor or the audit division of CSX Corporation to perform an audit of CSXI’s books and records solely for the purposes of confirming compliance with confidentiality obligations. Any such audit shall be conducted during normal business hours at CSXI’s offices and at times which do not unreasonably interfere with its business operations. The independent auditor or the audit division of CSX Corporation shall protect the Confidential Information of CSXI in accordance with Section 16, and upon CSXI’s request, such auditors or audit division will execute a confidentiality agreement in a form acceptable to CSXI. CSXI shall maintain all necessary books and records containing information needed to effectively perform an audit for a period of three (3) years (or such longer period as may be required by law) from the date of the event reflected in such books or records and shall provide the auditors with reasonable access to such books and records. If CSXI disagrees with the report of any audit, the matter will be submitted to arbitration pursuant to Section 17.

20.	GENERAL.

20.1	Entire Agreement and Modification. This Agreement (including all documents referenced herein) constitutes the entire agreement between the parties and supersedes and replaces all prior agreements between the parties related to the subject matter hereof. This Agreement may not be modified, changed or altered except by written agreement signed by authorized representatives of the parties.

20.2	Waiver. Delay or failure by either party to enforce any term or condition of this Agreement shall not be deemed a waiver of enforcement or further enforcement of that or any other term or condition. The consent or approval by either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to render unnecessary consent to or approval of any subsequent similar act. All rights and remedies conferred under this Agreement or by any other instrument or law shall be cumulative and may be exercised singularly or concurrently.

20.3	Severability. Each and every clause of this Agreement shall be severable from each other. In the event that any particular clause herein shall be held invalid and null and void in any judicial proceeding, such finding shall have no effect on the remaining clauses.

April 11, 2002

20.4	Force Majeure. Either party shall be excused from fulfilling its contractual obligations hereunder if it is prevented or delayed in such performance by force majeure conditions beyond such party’s reasonable control including, but not limited to, fire or explosions; lockouts; strikes; acts of God, including, but not limited to, floods, hurricanes, tornadoes, earthquakes, unusually severe weather, and natural disasters; war; insurrection; derailment; acts of the public enemy; acts of governmental authority; embargo; or quarantine. The party claiming force majeure will, within five (5) business days from the date of disability notify the other when it learns of the existence of a force majeure condition and will similarly notify the other within a period of two (2) business days when the force majeure condition has ended.

20.5	Applicable Law. This Agreement is subject to, and shall be construed and enforced in accordance with, the laws of the State of Florida (excluding the principles thereof governing conflicts or choice of law).

20.6	Jurisdiction and Venue. Subject to the parties’ agreement to arbitrate disputes under Section 17, each party (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in any court of competent jurisdiction in the City of Jacksonville or in the United States District Court for the Middle District of Florida, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (iii) waives any objection which it may have to the laying of venue of any such suit or proceeding in any of such courts.

20.7	Benefit of Parties. Nothing in this Agreement shall be construed to give any person or entity other than CSXI and CSXL, and their respective successors and permitted assigns, any legal or equitable right, remedy or claim under this Agreement.

20.8	Survival. The provisions regarding incorporation of Directory No. 1, confidentiality obligations, payments, compliance with laws, and any other provision that by its terms or meaning is intended to survive shall survive any termination of this Agreement.

20.9	Time is of Essence. Time is of the essence in the performance of each party’s obligations under this Agreement.

20.10	Cumulative Remedies. All rights and remedies set forth in this Agreement shall be cumulative, and election of a remedy shall not foreclose the election of any other remedy.

20.11	Headings. Headings used in this Agreement are for convenience only and are not intended to affect its interpretation.

20.12	Interpretation.

20.12.1	All terms used in the plural shall include the singular, and all terms used in the singular shall include the plural.

20.12.2	References in this Agreement to CSXL shall include each of CSX Lines, LLC, CSX Lines of Puerto Rico, Inc, and CSX Lines of Alaska, LLC, individually and collectively.

20.12.3	CSXL’s responsibility for performance of its obligations under this Agreement shall be joint and several for so long as each of CSX Lines, CSX Puerto Rico and CSX Alaska remain affiliates of one another. If and when one or more of the foregoing entities are no longer affiliates with one another, the unaffiliated entity shall be solely responsible for its own rights and obligations arising, exercised or accruing after the affiliation is ended.

20.12.4	The words “include” or “including” herein shall mean without limitation unless the context specifically requires otherwise.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective authorized officers effective the day and year first written above.

CSX INTERMODAL, INC.		CSX LINES, LLC

Name:	/s/ CSX Intermodal, Inc.	Name:	/s/ CSX Lines, LLC
Title:	VP. Sales	Title:	VP. Operations & Labor Relations
Date:	4/25/02	Date:	4-08-02

CSX LINES OF PUERTO RICO, INC.		CSX LINES OF ALASKA, LLC

Name:	/s/ Robert S. Zuckerman	Name:	/s/ Robert S. Zuckerman
Title:	Vice President	Title:	Secretary
Date:	5/15/02	Date:	5/15/02

AGRT 5124 - Exhibit 1

Transcon - Offcore (LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Atlanta, GA	Barbours Cul, TX	800	20	$	***
Atlanta, GA	Barbours Cul, TX	800	45	$	***
Atlanta, GA	Barbours Cul, TX	800	20	$	***
Atlanta, GA	Barbours Cul, TX	800	45	$	***
Atlanta, GA	ICTF, CA	800	20	$	***
Atlanta, GA	ICTF, CA	800	45	$	***
Atlanta, GA	Oakland, CA	800	20	$	***
Atlanta, GA	Oakland, CA	800	45	$	***
Atlanta, GA	Tacoma, WA	800	20	$	***
Atlanta, GA	Tacoma, WA	800	45	$	***
Baltimore, MD	Barbours Cul, TX	800	20	$	***
Baltimore, MD	Barbours Cul, TX	800	45	$	***
Baltimore, MD	Englewood, TX	800	20	$	***
Baltimore, MD	Englewood, TX	800	45	$	***
Baltimore, MD	ICTF, CA	800	20	$	***
Baltimore, MD	ICTF, CA	800	45	$	***
Baltimore, MD	Los Angeles, CA	800	20	$	***
Baltimore, MD	Los Angeles, CA	800	20	$	***
Baltimore, MD	Oak West, CA	800	45	$	***
Baltimore, MD	Oak West, CA	800	45	$	***
Baltimore, MD	Tacoma, WA	800	20	$	***
Baltimore, MD	Tacoma, WA	800	45	$	***
Barbours Cul, TX	Atlanta, GA	800	20	$	***
Barbours Cul, TX	Atlanta, GA	800	45	$	***
Barbours Cul, TX	ICTF, CA	800	20	$	***
Barbours Cul, TX	ICTF, CA	800	45	$	***
Barbours Cul, TX	Jacksonville, FL	800	20	$	***
Barbours Cul, TX	Jacksonville, FL	800	45	$	***
Barbours Cul, TX	Mobile, AL	800	20	$	***
Barbours Cul, TX	Mobile, AL	800	45	$	***
Barbours Cul, TX	Nashville, TN	800	20	$	***
Barbours Cul, TX	Nashville, TN	800	45	$	***
Barbours Cul, TX	New Orleans, LA	800	20	$	***
Barbours Cul, TX	New Orleans, LA	800	45	$	***
Barbours Cul, TX	Philadephia, PA	800	20	$	***
Barbours Cul, TX	Philadephia, PA	800	45	$	***
Barbours Cul, TX	Portsmouth, VA	800	20	$	***
Barbours Cul, TX	Portsmouth, VA	800	45	$	***
Barbours Cul, TX	Savannah, GA	800	20	$	***
Barbours Cul, TX	Savannah, GA	800	45	$	***
Barbours Cul, TX	South Kearny, NJ	800	20	$	***
Barbours Cul, TX	South Kearny, NJ	800	45	$	***
Brooklyn, OR	EL Paso, TX	800	45	$	***
Charleston, SC	Barbours Cul, TX	800	20	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Transcon - Offcore (LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Charleston, SC	Barbours Cut, TX	800	45	$	***
Charleston, SC	ICTF, CA	800	20	$	***
Charleston, SC	ICTF, CA	800	45	$	***
Charleston, SC	Oakland, CA	800	20	$	***
Charleston, SC	Oakland, CA	800	45	$	***
Charleston, SC	Tacoma, WA	800	20	$	***
Charleston, SC	Tacoma, WA	800	45	$	***
Charlotte, NC	Barbours Cut, TX	800	20	$	***
Charlotte, NC	Barbours Cut, TX	800	45	$	***
Charlotte, NC	ICTF, CA	800	20	$	***
Charlotte, NC	ICTF, CA	800	45	$	***
Charlotte, NC	Oakland, CA	800	20	$	***
Charlotte, NC	Oakland, CA	800	45	$	***
Charlotte, NC	Tacoma, WA	800	20	$	***
Charlotte, NC	Tacoma, WA	800	45	$	***
Chicago, IL	East St Louis, IL	800	20	$	***
Chicago, IL	East St Louis, IL	800	20	$	***
Chicago, IL	East St Louis, IL	800	45	$	***
Chicago, IL	East St Louis, IL	800	45	$	***
Chicago, IL	ICTF, CA	800	20	$	***
Chicago, IL	ICTF, CA	800	45	$	***
Chicago, IL	Oak West, CA	800	20	$	***
Chicago, IL	Oak West, CA	800	45	$	***
Chicago, IL	Tacoma, WA	800	20	$	***
Chicago, IL	Tacoma, WA	800	45	$	***
Cincinnati, OH	Eaglewood, TX	800	20	$	***
Cincinnati, OH	Eaglewood, TX	800	45	$	***
Cincinnati, OH	ICTF, CA	800	20	$	***
Cincinnati, OH	ICTF, CA	800	45	$	***
Cincinnati, OH	Los Angeles, CA	800	20	$	***
Cincinnati, OH	Los Angeles, CA	800	45	$	***
Cincinnati, OH	Oak West, CA	800	20	$	***
Cincinnati, OH	Oak West, CA	800	45	$	***
Cincinnati, OH	Tacoma, WA	800	20	$	***
Cincinnati, OH	Tacoma, WA	800	45	$	***
Dallas, TX (Mesquite)	Jacksonville, FL	800	20	$	***
Dallas, TX (Mesquite)	Jacksonville, FL	800	45	$	***
Denver, CO	Jacksonville, FL	800	20	$	***
Denver, CO	Jacksonville, FL	800	45	$	***
Denver, CO	South Kearny, NJ	800	20	$	***
Denver, CO	South Kearny, NJ	800	45	$	***
Detroit, MI	Oak West, CA	800	20	$	***
Detroit, MI	Oak West, CA	800	45	$	***
Dockside, NJ		800	20	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Transcon - Offcore (LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Dockside, NJ		800	__	$	***
East St Louis, IL	Tacoma, WA	800	__	$	***
East St Louis, IL	Tacoma, WA	800	__	$	***
EL Paso, TX	Jacksonville, FL	800	20	$	***
EL Paso, TX	Jacksonville, FL	800	45	$	***
Englewood, TX	ICTF, CA	800	20	$	***
Englewood, TX	ICTF, CA	800	45	$	***
Englewood, TX	Oakland CA	800	20	$	***
Englewood, TX	Oakland CA	800	45	$	***
Evansville, IN	ICTF, CA	800	20	$	***
Evansville, IN	ICTF, CA	800	45	$	***
Evansville, IN	Los Angeles, CA	800	20	$	***
Evansville, IN	Los Angeles, CA	800	45	$	***
Evansville, IN	Oak West, CA	800	20	$	***
Evansville, IN	Oak West, CA	800	45	$	***
Evansville, IN	Tacoma, WA	800	20	$	***
Evansville, IN	Tacoma, WA	800	45	$	***
Ft. Lauderdale, FL	Barbours Cut, TX	800	20	$	***
Ft. Lauderdale, FL	Barbours Cut, TX	800	45	$	***
Ft. Lauderdale, FL	ICTF, CA	800	20	$	***
Ft. Lauderdale, FL	ICTF, CA	800	45	$	***
Ft. Lauderdale, FL	Oakland, CA	800	20	$	***
Ft. Lauderdale, FL	Oakland, CA	800	45	$	***
Ft. Lauderdale, FL	Tacoma, WA	800	20	$	***
Ft. Lauderdale, FL	Tacoma, WA	800	45	$	***
Harrisburg, PA	Houston, TX	800	20	$	***
Harrisburg, PA	Houston, TX	800	45	$	***
Harrisburg, PA	Los Angeles, CA	800	20	$	***
Harrisburg, PA	Los Angeles, CA	800	45	$	***
Harrisburg, PA	Oak West, CA	800	20	$	***
Harrisburg, PA	Oak West, CA	800	45	$	***
Harrisburg, PA	Tacoma, WA	800	20	$	***
Harrisburg, PA	Tacoma, WA	800	45	$	***
Houston, TX	Detroit, MI	800	20	$	***
Houston, TX	Detroit, MI	800	45	$	***
Houston, TX	Detroit, MI	800	20	$	***
Houston, TX	Detroit, MI	800	45	$	***
Houston, TX	Hamsburg, PA	800	20	$	***
Houston, TX	Hamsburg, PA	800	45	$	***
Houston, TX	Jacksonville, FL	800	20	$	***
Houston TX	Jacksonville, FL	800	45	$	***
Houston, TX	Miami, FL	800	20	$	***
Houston, TX	Miami, FL	800	45	$	***
Houston, TX	Pittsburgh, PA	800	20	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT - 5124 - Exhibit 1

__________ (LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Houston, TX	Pittsburgh, PA	800	45	$***
Houston, TX	Portsmouth, VA	800	20	$***
Houston, TX	Portsmouth, VA	800	45	$***
Houston, TX	South Kearny, NJ	800	20	$***
Houston, TX	South Kearny, NJ	800	45	$***
Houston, TX	Stockbridge, MA	800	20	$***
Houston, TX	Stockbridge, MA	800	45	$***
Houston, TX	Syracuse, NY	800	20	$***
Houston, TX	Syracuse, NY	800	45	$***
ICTF, CA	Barbours Cut, TX	800	20	$***
ICTF, CA	Barbours Cut, TX	800	45	$***
ICTF, CA	Charleston, SC	800	20	$***
ICTF, CA	Charleston, SC	800	45	$***
ICTF, CA	Englewood, TX	800	20	$***
ICTF, CA	Englewood, TX	800	45	$***
ICTF, CA	Jacksonville, FL	800	20	$***
ICTF, CA	Jacksonville, FL	800	45	$***
ICTF, CA	Miami, FL	800	20	$***
ICTF, CA	Miami, FL	800	45	$***
ICTF, CA	Portsmouth, VA	800	20	$***
ICTF, CA	Portsmouth, VA	800	45	$***
ICTF, CA	Savannah, GA	800	20	$***
ICTF, CA	Savannah, GA	800	45	$***
ICTF, CA	South Kearny, NJ	800	20	$***
ICTF, CA	South Kearny, NJ	800	45	$***
ICTF, CA	Tampa, FL	800	20	$***
ICTF, CA	Tampa, FL	800	45	$***
Jacksonville, FL	Barbours Cut, TX	800	20	$***
Jacksonville, FL	Barbours Cut, TX	800	45	$***
Jacksonville, FL	Dallas Mesquite, TX	800	20	$***
Jacksonville, FL	Dallas Mesquite, TX	800	45	$***
Jacksonville, FL	Denver, CO	800	20	$***
Jacksonville, FL	Denver, CO	800	45	$***
Jacksonville, FL	El Paso, TX	800	20	$***
Jacksonville, FL	El Paso, TX	800	45	$***
Jacksonville, FL	Englewood, TX	800	20	$***
Jacksonville, FL	Englewood, TX	800	45	$***
Jacksonville, FL	ICTF, CA	800	20	$***
Jacksonville, FL	ICTF, CA	800	45	$***
Jacksonville, FL	Oakland, CA	600	20	$***
Jacksonville, FL	Oakland, CA	800	45	$***
Jacksonville, FL	Portland, OR	800	20	$***
Jacksonville, FL	Portland, OR	800	45	$***
Jacksonville, FL	Salt Lake City, UT	800	20	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AG_5124 - Exhibit 1

________(LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Jacksonville, FL	Salt Lake City, UT	800	45	$***
Jacksonville, FL	St. Paul, MN	800	20	$***
Jacksonville, FL	St. Paul, MN	800	45	$***
Jacksonville, FL	Tacoma, WA	800	20	$***
Jacksonville, FL	Tacoma, WA	800	45	$***
Los Angeles, CA	Baltimore, MD	800	20	$***
Los Angeles, CA	Baltimore, MD	800	45	$***
Los Angeles, CA	Cleveland, OH	800	20	$***
Los Angeles, CA	Cleveland, OH	800	45	$***
Los Angeles, CA	Detroit, MI	800	20	$***
Los Angeles, CA	Detroit, MI	800	45	$***
Los Angeles, CA	Evansville, IN	800	20	$***
Los Angeles, CA	Evansville, IN	800	45	$***
Los Angeles, CA	Louisville, KY	800	20	$***
Los Angeles, CA	Louisville, KY	800	45	$***
Los Angeles, CA	Norfolk, VA	800	20	$***
Los Angeles, CA	Norfolk, VA	800	45	$***
Los Angeles, CA	Philadelphia, PA	800	20	$***
Los Angeles, CA	Philadelphia, PA	800	45	$***
Los Angeles, CA	Pittsburgh, PA	800	20	$***
Los Angeles, CA	Pittsburgh, PA	800	45	$***
Los Angeles, CA	Portsmouth, VA	800	20	$***
Los Angeles, CA	Portsmouth, VA	800	45	$***
Los Angeles, CA	South Kearny NJ,	800	20	$***
Los Angeles, CA	South Kearny NJ,	800	45	$***
Los Angeles, CA	Stockbridge, MA	800	20	$***
Los Angeles, CA	Stockbridge, MA	800	45	$***
Los Angeles, CA	Syracuse, NY	800	20	$***
Los Angeles, CA	Syracuse, NY	800	45	$***
Miami, FL	Barbours Cut, TX	800	20	$***
Miami, FL	Barbours Cut, TX	800	45	$***
Miami, FL	ICTF, CA	800	20	$***
Miami, FL	ICTF, CA	800	45	$***
Miami, FL	Oakland, CA	800	20	$***
Miami, FL	Oakland, CA	800	45	$***
Miami, FL	Tacoma, WA	800	20	$***
Miami, FL	Tacoma, WA	800	45	$***
Mobile, AL	Barbours Cut, TX	800	20	$***
Mobile, AL	Barbours Cut, TX	800	45	$***
Mobile, AL	ICTF, CA	800	20	$***
Mobile, AL	ICTF, CA	800	45	$***
Mobile, AL	Tacoma, WA	800	20	$***
Mobile, AL	Tacoma, WA	800	45	$***
Nashville, TN	ICTF, CA	800	20	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AG_5124 - Exhibit 1

______________(LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Nashville, TN	_______	800	45	$***
Nashville, TN	Los Angeles, CA	800	__	$***
Nashville, TN	Los Angeles, CA	800	45	$***
Nashville, TN	Oak West, CA	800	20	$***
Nashville, TN	Oak West, CA	800	45	$***
Nashville, TN	Tacoma, WA	800	20	$***
Nashville, TN	Tacoma, WA	800	45	$***
New Orleans, LA	Eaglewood, TX	800	20	$***
New Orleans, LA	Eaglewood, TX	800	45	$***
New Orleans, LA	ICTF, CA	800	20	$***
New Orleans, LA	ICTF, CA	800	45	$***
New Orleans, LA	Oakland, CA	800	20	$***
New Orleans, LA	Oakland, CA	800	45	$***
New Orleans, LA	Tacoma, WA	800	20	$***
New Orleans, LA	Tacoma, WA	800	45	$***
Norfolk, VA	Los Angeles, CA	800	20	$***
Norfolk, VA	Los Angeles, CA	800	45	$***
Norfolk, VA	Tacoma, WA	800	20	$***
Norfolk, VA	Tacoma, WA	800	45	$***
Oakland, CA	Baltimore, MD	800	20	$***
Oakland, CA	Baltimore, MD	800	45	$***
Oakland, CA	Barbours, Cut, TX	800	20	$***
Oakland, CA	Barbours, Cut, TX	800	45	$***
Oakland, CA	ICTF, CA	800	20	$***
Oakland, CA	ICTF, CA	800	45	$***
Oakland, CA	Eaglewood, TX	800	20	$***
Oakland, CA	Eaglewood, TX	800	45	$***
Oakland, CA	Evansville, IN	800	20	$***
Oakland, CA	Evansville, IN	800	45	$***
Oakland, CA	Ft. Lauderdale, FL	800	20	$***
Oakland, CA	Ft. Lauderdale, FL	800	45	$***
Oakland, CA	Harrisburg, PA	800	20	$***
Oakland, CA	Harrisburg, PA	800	45	$***
Oakland, CA	Jacksonville, FL	800	20	$***
Oakland, CA	Jacksonville, FL	800	45	$***
Oakland, CA	Louisville, KY	800	20	$***
Oakland, CA	Louisville, KY	800	45	$***
Oakland, CA	Miami, FL	800	20	$***
Oakland, CA	Miami, FL	800	45	$***
Oakland, CA	New Orleans, LA	800	20	$***
Oakland, CA	New Orleans, LA	800	45	$***
Oakland, CA	Norfolk, VA	800	20	$***
Oakland, CA	Norfolk, VA	800	45	$***
Oakland, CA	Philadelphia, PA	800	20	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Transcon - Offcore (LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Oakland, CA	Philadelphia, PA	800	45	$***
Oakland, CA	Pittsburgh, PA	800	20	$***
Oakland, CA	Pittsburgh, PA	800	45	$***
Oakland, CA	Portland, OR	800	20	$***
Oakland, CA	Portland, OR	800	45	$***
Oakland, CA	Portsmouth, VA	800	20	$***
Oakland, CA	Portsmouth, VA	800	45	$***
Oakland, CA	Savannah, GA	800	20	$***
Oakland, CA	Savannah, GA	800	45	$***
Oakland, CA	South Kearny, NJ	800	20	$***
Oakland, CA	South Kearny, NJ	800	45	$***
Oakland, CA	St. Paul, MN	800	20	$***
Oakland, CA	St. Paul, MN	800	45	$***
Oakland, CA	Stockbridge, MA	800	20	$***
Oakland, CA	Stockbridge, MA	800	45	$***
Oakland, CA	Syracuse, NY	800	20	$***
Oakland, CA	Syracuse, NY	800	45	$***
Oakland, CA	Tacoma, WA	800	20	$***
Oakland, CA	Tacoma, WA	800	45	$***
Oakland, CA	Tampa, FL	800	20	$***
Oakland, CA	Tampa, FL	800	45	$***
Omaha, NE	Jacksonville, FL	800	20	$***
Omaha, NE	Jacksonville, FL	800	45	$***
Philadelphia, PA	Oak West, CA	800	20	$***
Philadelphia, PA	Oak West, CA	800	45	$***
Philadelphia, PA	Tacoma, WA	800	20	$***
Philadelphia, PA	Tacoma, WA	800	45	$***
Pittsburgh, PA	Los Angeles, CA	800	20	$***
Pittsburgh, PA	Los Angeles, CA	800	45	$***
Pittsburgh, PA	Tacoma, WA	800	20	$***
Pittsburgh, PA	Tacoma, WA	800	45	$***
Portland, OR	Chicago, IL	800	20	$***
Portland, OR	Chicago, IL	800	45	$***
Portland, OR	Houston, TX	800	20	$***
Portland, OR	Houston, TX	800	45	$***
Portland, OR	Jacksonville, FL	800	20	$***
Portland, OR	Jacksonville, FL	800	45	$***
Portland, OR	Tacoma, WA	800	20	$***
Portland, OR	Tacoma, WA	800	45	$***
Portsmouth, VA	ICTF, CA	800	20	$***
Portsmouth, VA	ICTF, CA	800	45	$***
Portsmouth, VA	Oak West, CA	800	20	$***
Portsmouth, VA	Oak West, CA	800	45	$***
Portsmouth, VA	Tacoma, WA	800	20	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Transcon - Offcore (LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Portsmouth, VA	Tacoma, WA	800	45	$***
Salt Lake City, UT	Jacksonville, FL	800	20	$***
Salt Lake City, UT	Jacksonville, FL	800	45	$***
Salt Lake City, UT	South Kearny, NJ	800	20	$***
Salt Lake City, UT	South Kearny, NJ	800	45	$***
Savannah, GA	ICTF, CA	800	20	$***
Savannah, GA	ICTF, CA	800	45	$***
Savannah, GA	Oakland, CA	800	20	$***
Savannah, GA	Oakland, CA	800	45	$***
Savannah, GA	Tacoma, WA	800	20	$***
Savannah, GA	Tacoma, WA	800	45	$***
South Kearny, NJ	Denver, CO	800	20	$***
South Kearny, NJ	Denver, CO	800	45	$***
South Kearny, NJ	EI Paso, TX	800	20	$***
South Kearny, NJ	EI Paso, TX	800	45	$***
South Kearny, NJ	Englewood, TX	800	20	$***
South Kearny, NJ	Englewood, TX	800	45	$***
South Kearny, NJ	FL Lauderdale, FL	800	20	$***
South Kearny, NJ	FL Lauderdale, FL	800	45	$***
South Kearny, NJ	Los Angeles, CA	800	20	$***
South Kearny, NJ	Los Angeles, CA	800	45	$***
South Kearny, NJ	Oak West, CA	800	20	$***
South Kearny, NJ	Oak West, CA	800	45	$***
South Kearny, NJ	Tacoma, WA	800	20	$***
South Kearny, NJ	Tacoma, WA	800	45	$***
St. Paul, MN	Houston, TX	800	45	$***
St. Paul, MN	Jacksonville, FL	800	20	$***
St. Paul, MN	Jacksonville, FL	800	45	$***
St. Paul, MN	Oak West, CA	800	20	$***
St. Paul, MN	Oak West, CA	800	45	$***
St. Paul, MN	South Kearny, NJ	800	20	$***
St. Paul, MN	South Kearny, NJ	800	45	$***
Stockbridge, MA	Houston, TX	800	20	$***
Stockbridge, MA	Houston, TX	800	45	$***
Stockbridge, MA	ICTF, CA	800	20	$***
Stockbridge, MA	ICTF, CA	800	45	$***
Stockbridge, MA	Los Angeles, CA	800	20	$***
Stockbridge, MA	Los Angeles, CA	800	45	$***
Stockbridge, MA	Tacoma, WA	800	20	$***
Stockbridge, MA	Tacoma, WA	800	45	$***
Tacoma, WA	Atlanta, GA	800	20	$***
Tacoma, WA	Atlanta, GA	800	45	$***
Tacoma, WA	Baltimore, MD	800	20	$***
Tacoma, WA	Baltimore, MD	800	45	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Transcon - Offcore (LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Tacoma, WA	Charleston, SC	800	20	$***
Tacoma, WA	Charleston, SC	800	45	$***
Tacoma, WA	Charlotte, NC	800	20	$***
Tacoma, WA	Charlotte, NC	800	45	$***
Tacoma, WA	Chicago, IL	800	20	$***
Tacoma, WA	Chicago, IL	800	45	$***
Tacoma, WA	Detroit, MI	800	20	$***
Tacoma, WA	Detroit, MI	800	45	$***
Tacoma, WA	Evansville, IN	800	20	$***
Tacoma, WA	Evansville, IN	800	45	$***
Tacoma, WA	FL Lauderdale, FL	800	20	$***
Tacoma, WA	FL Lauderdale, FL	800	45	$***
Tacoma, WA	Harrisburg, PA	800	20	$***
Tacoma, WA	Harrisburg, PA	800	45	$***
Tacoma, WA	Jacksonville, FL	800	20	$***
Tacoma, WA	Jacksonville, FL	800	45	$***
Tacoma, WA	Los Angeles, CA	800	20	$***
Tacoma, WA	Los Angeles, CA	800	45	$***
Tacoma, WA	Louisville, KY	800	20	$***
Tacoma, WA	Louisville, KY	800	45	$***
Tacoma, WA	Miami, FL	800	20	$***
Tacoma, WA	Miami, FL	800	45	$***
Tacoma, WA	Mobile, AL	800	20	$***
Tacoma, WA	Mobile, AL	800	45	$***
Tacoma, WA	New Orleans, LA	800	20	$***
Tacoma, WA	New Orleans, LA	800	45	$***
Tacoma, WA	Oakland, CA	800	20	$***
Tacoma, WA	Oakland, CA	800	45	$***
Tacoma, WA	Philadelphia, PA	800	20	$***
Tacoma, WA	Philadelphia, PA	800	45	$***
Tacoma, WA	Pittsburgh, PA	800	20	$***
Tacoma, WA	Pittsburgh, PA	800	45	$***
Tacoma, WA	Portsmouth, VA	800	20	$***
Tacoma, WA	Portsmouth, VA	800	45	$***
Tacoma, WA	Savannah, GA	800	20	$***
Tacoma, WA	Savannah, GA	800	45	$***
Tacoma, WA	South Kearny, NJ	800	20	$***
Tacoma, WA	South Kearny, NJ	800	45	$***
Tacoma, WA	Stackbridge, MA	800	20	$***
Tacoma, WA	Stackbridge, MA	800	45	$***
Tacoma, WA	Syracuse, NY	800	20	$***
Tacoma, WA	Syracuse, NY	800	45	$***
Tacoma, WA	Tampa, FL	800	20	$***
Tacoma, WA	Tampa, FL	800	45	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Transcon Offcore (LOADS ONLY)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Tampa, FL	ICTF, CA	800	20	$***
Tampa, FL	ICTF, CA	800	45	$***
Tampa, FL	Oakland, CA	800	20	$***
Tampa, FL	Oakland, CA	800	45	$***
Tampa, FL	Tacoma, WA	800	20	$***
Tampa, FL	Tacoma, WA	800	45	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - EXHIBIT 1

Transcon Offcore (Empties Only)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
Atlanta, GA	ICTF, CA	810	20	$***
Atlanta, GA	ICTF, CA	810	40	$***
Charleston, SC	Barbours Cul, TX	810	20	$***
Charleston, SC	Barbours Cul, TX	810	45	$***
Charleston, SC	Englewood, TX	810	20	$***
Charleston, SC	Englewood, TX	810	45	$***
Charleston, SC	ICTF, CA	810	20	$***
Charleston, SC	ICTF, CA	810	45	$***
Charleston, SC	Tacoma, WA	810	20	$***
Charleston, SC	Tacoma, WA	810	45	$***
Charlotte, NC	Barbours Cul, TX	810	20	$***
Charlotte, NC	Barbours Cul, TX	810	45	$***
Charlotte, NC	ICTF, CA	810	20	$***
Charlotte, NC	ICTF, CA	810	45	$***
Chicago, IL	Tacoma, WA	810	20	$***
Chicago, IL	Tacoma, WA	810	45	$***
Dockside, NJ	Montreal, PQ	810	20	$***
Dockside, NJ	Montreal, PQ	810	45	$***
Dockside, NJ	Tacoma, WA	810	20	$***
Dockside, NJ	Tacoma, WA	810	45	$***
Dockside, NJ	Toronto, ON	810	20	$***
Dockside, NJ	Toronto, ON	810	45	$***
Evansville, IN	Tacoma, WA	810	20	$***
Evansville, IN	Tacoma, WA	810	45	$***
Houston, TX	Tacoma, WA	810	20	$***
Houston, TX	Tacoma, WA	810	45	$***
ICTF, CA	Jacksonville, FL	810	20	$***
ICTF, CA	Jacksonville, FL	810	45	$***
Jacksonville, FL	Barbours Cul, TX	810	20	$***
Jacksonville, FL	Barbours Cul, TX	810	45	$***
Jacksonville, FL	Englewood, TX	810	20	$***
Jacksonville, FL	Englewood, TX	810	45	$***
Jacksonville, FL	ICTF, CA	810	20	$***
Jacksonville, FL	ICTF, CA	810	45	$***
Jacksonville, FL	Tacoma, WA	810	20	$***
Jacksonville, FL	Tacoma, WA	810	45	$***
Los Angeles, CA	Tacoma, WA	810	20	$***
Los Angeles, CA	Tacoma, WA	810	45	$***
New Orleans, LA	Tacoma, WA	810	20	$***
New Orleans, LA	Tacoma, WA	810	45	$***
Oakland, CA	Tacoma, WA	810	20	$***
Oakland, CA	Tacoma, WA	810	45	$***
Philadelphia, PA	Tacoma, WA	810	20	$***
Philadelphia, PA	Tacoma, WA	810	45	$***
Portsmouth, VA	Tacoma, WA	810	20	$***
Portsmouth, VA	Tacoma, WA	810	45	$***
South Kearny, NJ	Barbours Cul, TX	810	20	$***
South Kearny, NJ	Barbours Cul, TX	810	45	$***
South Kearny, NJ	Tacoma, WA	810	20	$***

11

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Transcon Offcore (Empties Only)

ORIGIN	DESTINATION	PLAN	SIZE	Total Price
South Kearny, NJ	Tacoma, WA	810	45	$***
Stackbridge, MA	Tacoma, WA	810	20	$***
Stackbridge, MA	Tacoma, WA	810	45	$***
Tacoma, WA	Chicago, IL	810	20	$***
Tacoma, WA	Chicago, IL	810	45	$***
Tacoma, WA	South Kearny, NJ	810	20	$***
Tacoma, WA	South Kearny, NJ	810	45	$***

12

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5024 - Exhibit 1

Transcon Reefer (Loads Only)

ORIGIN	DESTINATION	PLAN	SIZE	Base Price	Reefer Prem.	Total Price
Atlanta, GA	ICTF, CA	800	45’cn	$***	$***	$***
Atlanta, GA	Tacoma, WA	800	45’cn	$***	$***	$***
Baltimore, MD	Tacoma, WA	800	45’cn	$***	$***	$***
Barbours Cut, TX	ICTF, CA	800	45’cn	$***	$***	$***
Barbours Cut, TX	New Orleans, LA	800	45’T	$***	$***	$***
Boston, MA	ICTF, CA	800	45’cn	$***	$***	$***
Charleston, SC	ICTF, CA	800	45’cn	$***	$***	$***
Charleston, SC	Tacoma, WA	800	45’cn	$***	$***	$***
Chicago, IL	ICTF, CA	800	45’cn	$***	$***	$***
Chicago, IL	Tacoma, WA	800	45’cn	$***	$***	$***
Chicago, IL	St. Paul, MN	800	45’T	$***	$***	$***
Englewood, TX	ICTF, CA	800	45’cn	$***	$***	$***
Ft. Lauderdale, FL	ICTF, CA	800	45’cn	$***	$***	$***
Ft. Lauderdale, FL	Jax, FL (Bowden)	800	45’T	$***	$***	$***
ICTF, CA	Baltimore, MD	800	45’cn	$***	$***	$***
ICTF, CA	Boston, MA	800	45’cn	$***	$***	$***
ICTF, CA	Barbours Cut, TX	800	45’cn	$***	$***	$***
ICTF, CA	Chicago, IL	800	45’cn	$***	$***	$***
ICTF, CA	Jacksonville, FL	800	45’cn	$***	$***	$***
ICTF, CA	Miami, FL	800	45’cn	$***	$***	$***
ICTF, CA	Miami, FL	800	45’cn	$***	$***	$***
ICTF, CA	South Keamy, NJ	800	45’cn	$***	$***	$***
Jacksonville, FL	ICTF, CA	800	45’cn	$***	$***	$***
Jax, FL (Bowden)	Miami, FL	800	45’T	$***	$***	$***
LATC, CA	Brooklyn, OR	800	45’T	$***	$***	$***
LATC, CA	Oakland, CA	800	45’T	$***	$***	$***
Miami, FL	Jax, FL (Bowden)	800	45’T	$***	$***	$***
New Orleans, LA	ICTF, CA	800	45’cn	$***	$***	$***
New Orleans, LA	Tacoma, WA	800	45’cn	$***	$***	$***
Oakland, CA	Brooklyn, OR	800	45’T	$***	$***	$***
Oakland, CA	__________	800	45’T	$***	$***	$***
South Kearny, NJ	ICTF, CA	800	45’cn	$***	$***	$***
South Kearny, NJ	Tacoma, WA	800	45’cn	$***	$***	$***
Tacoma, WA	Baltimore, MD	800	45’cn	$***	$***	$***
Tacoma, WA	Chicago, IL	800	45’cn	$***	$***	$***
Tacoma, WA	Jacksonville, FL	800	45’cn	$***	$***	$***
Tacoma, WA	Philadelphia, PA	800	45’cn	$***	$***	$***
Tacoma, WA	South Kearny, NJ	800	45’cn	$***	$***	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Core (Loads)

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
ATLANTA	CHARLESTON	800	20	CN	$***
ATLANTA	CHARLESTON	800	45	CC	$***
ATLANTA	CHICAGO	800	20	CN	$***
ATLANTA	CHICAGO	800	20	CN	$***
ATLANTA	CHICAGO	800	45	CC	$***
ATLANTA	CHICAGO	800	45	CC	$***
ATLANTA	JACKSONVILLE	800	20	CN	$***
ATLANTA	JACKSONVILLE	800	45	CC	$***
ATLANTA	MEMPHIS	800	20	CN	$***
ATLANTA	MEMPHIS	800	45	CC	$***
ATLANTA	NEW ORLEANS	800	20	CN	$***
ATLANTA	NEW ORLEANS	800	20	CN	$***
ATLANTA	NEW ORLEANS	800	45	CC	$***
ATLANTA	NEW ORLEANS	800	45	CC	$***
ATLANTA	SAVANNAH	800	20	CN	$***
ATLANTA	SAVANNAH	800	45	CC	$***
ATLANTA	TAMPA	800	45	CC	$***
BALTIMORE	CHARLESTON	800	20	CN	$***
BALTIMORE	CHARLESTON	800	45	CC	$***
BALTIMORE	CHICAGO	800	20	CN	$***
BALTIMORE	CHICAGO	800	20	CN	$***
BALTIMORE	CHICAGO	800	45	CC	$***
BALTIMORE	CHICAGO	800	45	CC	$***
BALTIMORE	EVANSVILLE	800	45	CC	$***
BALTIMORE	JACKSONVILLE	800	20	CN	$***
BALTIMORE	JACKSONVILLE	800	45	CC	$***
BALTIMORE	NEW ORLEANS	800	20	CN	$***
BALTIMORE	NEW ORLEANS	800	20	CN	$***
BALTIMORE	NEW ORLEANS	800	45	CC	$***
BALTIMORE	NEW ORLEANS	800	45	CC	$***
BALTIMORE	SAVANNAH	800	20	CN	$***
BALTIMORE PIER	CHICAGO	800	20	CN	$***
BALTIMORE PIER	CHICAGO	800	20	CN	$***
BALTIMORE PIER	CHICAGO	800	45	CC	$***
BALTIMORE PIER	CHICAGO	800	45	CC	$***
BOSTON	CHICAGO	800	20	CN	$***
BOSTON	CHICAGO	800	45	CC	$***
BOSTON	EVANSVILLE	800	20	CN	$***
BOSTON	EVANSVILLE	800	45	CC	$***
BOSTON	KANSAS CITY	800	20	CN	$***
BOSTON	KANSAS CITY	800	45	CC	$***
CHARLESTON	ATLANTA	800	20	CN	$***
CHARLESTON	ATLANTA	800	45	CC	$***
CHARLESTON	BALTIMORE	800	20	CN	$***
CHARLESTON	BALTIMORE	800	45	CC	$***
CHARLESTON	CHARLOTTE	800	20	CN	$***
CHARLESTON	CHICAGO	800	20	CN	$***
CHARLESTON	CHICAGO	800	20	CN	$***
CHARLESTON	CHICAGO	800	45	CC	$***
CHARLESTON	CHICAGO	800	45	CC	$***
CHARLESTON	CINCINNATI	800	20	CN	$***
CHARLESTON	CINCINNATI	800	45	CC	$***
CHARLESTON	JACKSONVILLE	800	20	CN	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
CHARLESTON	PORTSMOUTH	800	45	CC	$	***
CHARLESTON	SAVANNAH	800	20	CN	$	***
CHARLESTON	SAVANNAH	800	45	CC	$	***
CHARLESTON	SOUTH KEARNY	800	20	CN	$	***
CHARLESTON	SOUTH KEARNY	800	45	CC	$	***
CHARLESTON	TAMPA	800	20	CN	$	***
CHARLESTON	TAMPA	800	45	CC	$	***
CHARLOTTE	CHARLESTON	800	20	CN	$	***
CHARLOTTE	CHARLESTON	800	45	CC	$	***
CHARLOTTE	CHICAGO	800	20	CN	$	***
CHARLOTTE	CHICAGO	800	20	CN	$	***
CHARLOTTE	CHICAGO	800	45	CC	$	***
CHARLOTTE	CHICAGO	800	45	CC	$	***
CHARLOTTE	JACKSONVILLE	800	20	CN	$	***
CHARLOTTE	JACKSONVILLE	800	45	CC	$	***
CHARLOTTE	MEMPHIS	800	20	CN	$	***
CHARLOTTE	MEMPHIS	800	45	CC	$	***
CHARLOTTE	NEW ORLEANS	800	20	CN	$	***
CHARLOTTE	NEW ORLEANS	800	20	CN	$	***
CHARLOTTE	NEW ORLEANS	800	45	CC	$	***
CHARLOTTE	NEW ORLEANS	800	45	CC	$	***
CHICAGO	ATLANTA	800	20	CN	$	***
CHICAGO	ATLANTA	800	45	CC	$	***
CHICAGO	BALTIMORE	800	20	CN	$	***
CHICAGO	BALTIMORE	800	45	CC	$	***
CHICAGO	BALTIMORE PIERS	800	20	CN	$	***
CHICAGO	BALTIMORE PIERS	800	45	CC	$	***
CHICAGO	BOSTON	800	45	CC	$	***
CHICAGO	CHARLESTON	800	20	CN	$	***
CHICAGO	CHARLESTON	800	45	CC	$	***
CHICAGO	CHARLOTTE	800	20	CN	$	***
CHICAGO	CHARLOTTE	800	45	CC	$	***
CHICAGO	CLEVELAND	800	20	CN	$	***
CHICAGO	CLEVELAND	800	45	CC	$	***
CHICAGO	COLUMBUS	800	20	CC	$	***
CHICAGO	COLUMBUS	800	45	CC	$	***
CHICAGO	DETROIT	800	20	CN	$	***
CHICAGO	DETROIT	800	45	CN	$	***
CHICAGO	DOCKSIDE	800	20	CN	$	***
CHICAGO	DOCKSIDE	800	45	CC	$	***
CHICAGO	EVANSVILLE	800	20	CN	$	***
CHICAGO	EVANSVILLE	800	45	CC	$	***
CHICAGO	JACKSONVILLE	800	20	CN	$	***
CHICAGO	JACKSONVILLE	800	45	CC	$	***
CHICAGO	MARYSVILLE	800	20	CN	$	***
CHICAGO	MARYSVILLE	800	45	CC	$	***
CHICAGO	NASHVILLE	800	20	CN	$	***
CHICAGO	NASHVILLE	800	45	CC	$	***
CHICAGO	NORTH BERGEN	800	20	CC	$	***
CHICAGO	NORTH BERGEN	800	45	CC	$	***
CHICAGO	NORTH BERGEN	800	45	TL	$	***
CHICAGO	PHILADELPHIA	800	20	CN	$	***
CHICAGO	PHILADELPHIA	800	45	CC	$	***
CHICAGO	PORTSMOUTH	800	20	CN	$	***
CHICAGO	PORTSMOUTH	800	45	CC	$	***
CHICAGO	SAVANNAH	800	20	CN	$	***
CHICAGO	SAVANNAH	800	45	CC	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
CINCINNATI	NEW ORLEANS	800	45	CC	$	***
CINCINNATI	NEW ORLEANS	800	45	CC	$	***
CINCINNATI	SAVANNAH	800	20	CN	$	***
CINCINNATI	SAVANNAH	800	45	CC	$	***
CINCINNATI	STACKBRIDGE	800	20	CN	$	***
CLEVELAND	CHICAGO	800	20	CN	$	***
CLEVELAND	CHICAGO	800	20	CN	$	***
CLEVELAND	CHICAGO	800	45	CC	$	***
CLEVELAND	CHICAGO	800	45	CC	$	***
CLEVELAND	DOCKSIDE	800	20	CN	$	***
CLEVELAND	DOCKSIDE	800	45	CC	$	***
COLUMBUS	CHICAGO	800	20	CN	$	***
COLUMBUS	CHICAGO	800	45	CN	$	***
COLUMBUS	CHICAGO	800	45	CC	$	***
COLUMBUS	CHICAGO	800	45	CC	$	***
COLUMBUS	DOCKSIDE	800	20	CN	$	***
COLUMBUS	DOCKSIDE	800	45	CC	$	***
COLUMBUS	SOUTH KEARNY	800	20	CN	$	***
COLUMBUS	SOUTH KEARNY	800	45	CN	$	***
DETROIT	DOCKSIDE	800	20	CN	$	***
DETROIT	DOCKSIDE	800	45	CC	$	***
DETROIT	SOUTH KEARNY	800	20	CN	$	***
DETROIT	SOUTH KEARNY	800	45	CC	$	***
DOCKSIDE	CHICAGO	800	20	CN	$	***
DOCKSIDE	CHICAGO	800	20	CN	$	***
DOCKSIDE	CHICAGO	800	45	CC	$	***
DOCKSIDE	CHICAGO	800	45	CC	$	***
DOCKSIDE	CLEVELAND	800	20	CN	$	***
DOCKSIDE	CLEVELAND	800	45	CC	$	***
DOCKSIDE	COLUMBUS	800	20	CN	$	***
DOCKSIDE	COLUMBUS	800	45	CC	$	***
DOCKSIDE	DETROIT	800	20	CN	$	***
DOCKSIDE	DETROIT	800	45	CC	$	***
DOCKSIDE	EAST ST LOUIS	800	20	CN	$	***
DOCKSIDE	EAST ST LOUIS	800	45	CC	$	***
DOCKSIDE	INDIANAPOLIS	800	20	CN	$	***
DOCKSIDE	INDIANAPOLIS	800	45	CC	$	***
DOCKSIDE	KANSAS CITY	800	20	CN	$	***
DOCKSIDE	KANSAS CITY	800	20	CN	$	***
DOCKSIDE	KANSAS CITY	800	45	CC	$	***
DOCKSIDE	KANSAS CITY	800	45	CC	$	***
DOCKSIDE	MEMPHIS	800	20	CN	$	***
DOCKSIDE	MEMPHIS	800	45	CC	$	***
DOCKSIDE	SYRACUSE	800	20	CN	$	***
DOCKSIDE	SYRACUSE	800	45	CC	$	***
EAST ST LOUIS	COLUMBUS	800	20	CC	$	***
EAST ST LOUIS	COLUMBUS	800	45	CC	$	***
EAST ST LOUIS	DOCKSIDE	800	45	CC	$	***
EAST ST LOUIS	LITTLE FERRY	800	20	CN	$	***
EAST ST LOUIS	LITTLE FERRY	800	45	CC	$	***
EVANSVILLE	CHARLESTON	800	20	CN	$	***
EVANSVILLE	CHARLESTON	800	45	CC	$	***
EVANSVILLE	CHICAGO	800	20	CN	$	***
EVANSVILLE	CHICAGO	800	20	CN	$	***
EVANSVILLE	CHICAGO	800	45	CC	$	***
EVANSVILLE	CHICAGO	800	45	CC	$	***
EVANSVILLE	JACKSONVILLE	800	20	CN	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
JACKSONVILLE	CHARLESTON	800	45	CC	$	***
JACKSONVILLE	CHARLOTTE	800	20	CN	$	***
JACKSONVILLE	CHARLOTTE	800	45	CC	$	***
JACKSONVILLE	CHICAGO	800	20	CN	$	***
JACKSONVILLE	CHICAGO	800	20	CN	$	***
JACKSONVILLE	CHICAGO	800	45	CC	$	***
JACKSONVILLE	CHICAGO	800	45	CC	$	***
JACKSONVILLE	CINCINNATI	800	20	CN	$	***
JACKSONVILLE	CINCINNATI	800	45	CC	$	***
JACKSONVILLE	EVANSVILLE	800	20	CN	$	***
JACKSONVILLE	EVANSVILLE	800	45	CC	$	***
JACKSONVILLE	MEMPHIS	800	20	CN	$	***
JACKSONVILLE	MEMPHIS	800	45	CC	$	***
JACKSONVILLE	MOBILE	800	20	CN	$	***
JACKSONVILLE	MOBILE	800	45	CC	$	***
JACKSONVILLE	NASHVILLE	800	20	CN	$	***
JACKSONVILLE	NASHVILLE	800	45	CC	$	***
JACKSONVILLE	NEW ORLEANS	800	20	CN	$	***
JACKSONVILLE	NEW ORLEANS	800	20	CN	$	***
JACKSONVILLE	NEW ORLEANS	800	45	CC	$	***
JACKSONVILLE	NEW ORLEANS	800	45	CC	$	***
JACKSONVILLE	PHILADELPHIA	800	20	CN	$	***
JACKSONVILLE	PHILADELPHIA	800	45	CC	$	***
JACKSONVILLE	PORTSMOUTH	800	20	CN	$	***
JACKSONVILLE	PORTSMOUTH	800	45	CC	$	***
JACKSONVILLE	SAVANNAH	800	20	CN	$	***
JACKSONVILLE	SAVANNAH	800	45	CC	$	***
JACKSONVILLE	SOUTH KEARNY	800	20	CN	$	***
JACKSONVILLE	SOUTH KEARNY	800	45	CC	$	***
JACKSONVILLE	TAMPA	800	20	CN	$	***
JACKSONVILLE	TAMPA	800	45	CC	$	***
KANSAS CITY	BOSTON	800	20	CN	$	***
KANSAS CITY	BOSTON	800	45	CC	$	***
KANSAS CITY	DOCKSIDE	800	20	CN	$	***
KANSAS CITY	DOCKSIDE	800	45	CC	$	***
KANSAS CITY	LITTLE FERRY	800	20	CN	$	***
KANSAS CITY	LITTLE FERRY	800	45	CC	$	***
LITTLE FERRY	EAST ST LOUIS	800	20	CN	$	***
LITTLE FERRY	EAST ST LOUIS	800	45	CC	$	***
LITTLE FERRY	INDIANAPOLIS	800	20	CN	$	***
LITTLE FERRY	INDIANAPOLIS	800	20	CN	$	***
LITTLE FERRY	INDIANAPOLIS	800	45	CC	$	***
LITTLE FERRY	INDIANAPOLIS	800	45	CC	$	***
LITTLE FERRY	KANSAS CITY	800	20	CN	$	***
LITTLE FERRY	KANSAS CITY	800	45	CC	$	***
LITTLE FERRY	MOBILE	800	20	CN	$	***
LITTLE FERRY	MOBILE	800	45	CC	$	***
MEMPHIS	CHARLESTON	800	20	CN	$	***
MEMPHIS	CHARLESTON	800	45	CC	$	***
MEMPHIS	DOCKSIDE	800	20	CN	$	***
MEMPHIS	DOCKSIDE	800	45	CC	$	***
MEMPHIS	JACKSONVILLE	800	20	CN	$	***
MEMPHIS	JACKSONVILLE	800	45	CC	$	***
MEMPHIS	SAVANNAH	800	20	CN	$	***
MEMPHIS	SAVANNAH	800	45	CC	$	***
MEMPHIS	TAMPA	800	45	CC	$	***
MOBILE	CHARLESTON	800	20	CN	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
NASHVILLE	JACKSONVILLE	800	20	CN	$	***
NASHVILLE	JACKSONVILLE	800	45	CC	$	***
NASHVILLE	NEW ORLEANS	800	20	CN	$	***
NASHVILLE	NEW ORLEANS	800	20	CN	$	***
NASHVILLE	NEW ORLEANS	800	45	CC	$	***
NASHVILLE	NEW ORLEANS	800	45	CC	$	***
NASHVILLE	PORTSMOUTH	800	45	CC	$	***
NASHVILLE	SOUTH KEARNY	800	20	CN	$	***
NASHVILLE	SOUTH KEARNY	800	45	CC	$	***
NEW ORLEANS	ATLANTA	800	20	CN	$	***
NEW ORLEANS	ATLANTA	800	45	CC	$	***
NEW ORLEANS	BALTIMORE	800	20	CN	$	***
NEW ORLEANS	BALTIMORE	800	45	CC	$	***
NEW ORLEANS	CHARLESTON	800	20	CN	$	***
NEW ORLEANS	CHARLESTON	800	45	CC	$	***
NEW ORLEANS	CHARLOTTE	800	20	CN	$	***
NEW ORLEANS	CHARLOTTE	800	45	CC	$	***
NEW ORLEANS	CINCINNATI	800	20	CN	$	***
NEW ORLEANS	CINCINNATI	800	45	CC	$	***
NEW ORLEANS	JACKSONVILLE	800	20	CN	$	***
NEW ORLEANS	JACKSONVILLE	800	45	CC	$	***
NEW ORLEANS	MOBILE	800	20	CN	$	***
NEW ORLEANS	MOBILE	800	45	CC	$	***
NEW ORLEANS	NASHVILLE	800	20	CN	$	***
NEW ORLEANS	NASHVILLE	800	45	CC	$	***
NEW ORLEANS	ORLANDO	800	20	CN	$	***
NEW ORLEANS	ORLANDO	800	45	CC	$	***
NEW ORLEANS	PHILADELPHIA	800	20	CN	$	***
NEW ORLEANS	PHILADELPHIA	800	45	CC	$	***
NEW ORLEANS	PORTSMOUTH	800	20	CN	$	***
NEW ORLEANS	PORTSMOUTH	800	45	CC	$	***
NEW ORLEANS	SAVANNAH	800	20	CN	$	***
NEW ORLEANS	SAVANNAH	800	45	CC	$	***
NEW ORLEANS	TAMPA	800	20	CN	$	***
NEW ORLEANS	TAMPA	800	45	CC	$	***
ORLANDO	JACKSONVILLE	800	20	CN	$	***
ORLANDO	JACKSONVILLE	800	45	CC	$	***
ORLANDO	NEW ORLEANS	800	20	CN	$	***
ORLANDO	NEW ORLEANS	800	45	CC	$	***
ORLANDO	SOUTH KEARNY	800	20	CN	$	***
ORLANDO	SOUTH KEARNY	800	20	CN	$	***
ORLANDO	SOUTH KEARNY	800	45	CC	$	***
ORLANDO	SOUTH KEARNY	800	45	CC	$	***
PHILADELPHIA	CHARLESTON	800	20	CN	$	***
PHILADELPHIA	CHARLESTON	800	45	CC	$	***
PHILADELPHIA	CHARLOTTE	800	45	CC	$	***
PHILADELPHIA	CHICAGO	800	20	CN	$	***
PHILADELPHIA	CHICAGO	800	20	CN	$	***
PHILADELPHIA	CHICAGO	800	45	CC	$	***
PHILADELPHIA	CHICAGO	800	45	CC	$	***
PHILADELPHIA	JACKSONVILLE	800	20	CN	$	***
PHILADELPHIA	JACKSONVILLE	800	45	CC	$	***
PHILADELPHIA	NASHVILLE	800	20	CN	$	***
PHILADELPHIA	NASHVILLE	800	45	CC	$	***
PHILADELPHIA	NEW ORLEANS	800	20	CN	$	***
PHILADELPHIA	NEW ORLEANS	800	20	CN	$	***
PHILADELPHIA	NEW ORLEANS	800	45	CC	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
PORTSMOUTH	NASHVILLE	800	45	CC	$	***
PORTSMOUTH	NEW ORLEANS	800	20	CN	$	***
PORTSMOUTH	NEW ORLEANS	800	20	CN	$	***
PORTSMOUTH	NEW ORLEANS	800	45	CC	$	***
PORTSMOUTH	NEW ORLEANS	800	45	CC	$	***
PORTSMOUTH	SAVANNAH	800	45	CC	$	***
SAVANNAH	ATLANTA	800	20	CN	$	***
SAVANNAH	ATLANTA	800	45	CC	$	***
SAVANNAH	BALTIMORE	800	20	CN	$	***
SAVANNAH	BALTIMORE	800	45	CC	$	***
SAVANNAH	CHARLESTON	800	20	CN	$	***
SAVANNAH	CHARLESTON	800	45	CC	$	***
SAVANNAH	CHICAGO	800	20	CN	$	***
SAVANNAH	CHICAGO	800	20	CN	$	***
SAVANNAH	CHICAGO	800	45	CC	$	***
SAVANNAH	CHICAGO	800	45	CC	$	***
SAVANNAH	JACKSONVILLE	800	20	CN	$	***
SAVANNAH	JACKSONVILLE	800	45	CC	$	***
SAVANNAH	MEMPHIS	800	20	CN	$	***
SAVANNAH	MEMPHIS	800	45	CC	$	***
SAVANNAH	NASHVILLE	800	20	CN	$	***
SAVANNAH	NASHVILLE	800	45	CC	$	***
SAVANNAH	NEW ORLEANS	800	20	CN	$	***
SAVANNAH	NEW ORLEANS	800	20	CN	$	***
SAVANNAH	NEW ORLEANS	800	45	CC	$	***
SAVANNAH	NEW ORLEANS	800	45	CC	$	***
SAVANNAH	ORLANDO	800	20	CN	$	***
SAVANNAH	ORLANDO	800	45	CC	$	***
SAVANNAH	PORTSMOUTH	800	20	CN	$	***
SAVANNAH	PORTSMOUTH	800	45	CC	$	***
SAVANNAH	SOUTH KEARNY	800	20	CN	$	***
SAVANNAH	SOUTH KEARNY	800	45	CC	$	***
SOUTH KEARNY	ATLANTA	800	20	CN	$	***
SOUTH KEARNY	ATLANTA	800	45	CC	$	***
SOUTH KEARNY	CHICAGO	800	20	CN	$	***
SOUTH KEARNY	CHICAGO	800	20	CN	$	***
SOUTH KEARNY	CHICAGO	800	45	CC	$	***
SOUTH KEARNY	CHICAGO	800	45	CC	$	***
SOUTH KEARNY	COLUMBUS	800	20	CN	$	***
SOUTH KEARNY	COLUMBUS	800	45	CC	$	***
SOUTH KEARNY	DETROIT	800	20	CN	$	***
SOUTH KEARNY	DETROIT	800	45	CC	$	***
SOUTH KEARNY	EVANSVILLE	800	20	CN	$	***
SOUTH KEARNY	EVANSVILLE	800	20	CN	$	***
SOUTH KEARNY	EVANSVILLE	800	45	CC	$	***
SOUTH KEARNY	EVANSVILLE	800	45	CC	$	***
SOUTH KEARNY	JACKSONVILLE	800	20	CN	$	***
SOUTH KEARNY	JACKSONVILLE	800	45	CC	$	***
SOUTH KEARNY	NASHVILLE	800	20	CN	$	***
SOUTH KEARNY	NASHVILLE	800	20	CN	$	***
SOUTH KEARNY	NASHVILLE	800	45	CC	$	***
SOUTH KEARNY	NASHVILLE	800	45	CC	$	***
SOUTH KEARNY	ORLANDO	800	20	CN	$	***
SOUTH KEARNY	ORLANDO	800	45	CC	$	***
SOUTH KEARNY	SAVANNAH	800	20	CN	$	***
SOUTH KEARNY	SAVANNAH	800	45	CC	$	***
SOUTH KEARNY	STACKBRIDGE	800	20	CN	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
TAMPA	CHICAGO	800	20	CN	$	***
TAMPA	CHICAGO	800	45	CC	$	***
TAMPA	CHICAGO	800	45	CC	$	***
TAMPA	JACKSONVILLE	800	20	CN	$	***
TAMPA	JACKSONVILLE	800	45	CC	$	***
TAMPA	NEW ORLEANS	800	20	CN	$	***
TAMPA	NEW ORLEANS	800	20	CN	$	***
TAMPA	NEW ORLEANS	800	45	CC	$	***
TAMPA	NEW ORLEANS	800	45	CC	$	***
TAMPA	SOUTH KEARNY	800	20	CN	$	***
TAMPA	SOUTH KEARNY	800	45	CC	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Core (Empties)

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
ATLANTA	CHARLESTON	810	20	CN	$	***
ATLANTA	CHARLESTON	810	45	CC	$	***
ATLANTA	CHICAGO	810	45	CC	$	***
ATLANTA	CHICAGO	810	45	CC	$	***
ATLANTA	JACKSONVILLE	810	20	CN	$	***
ATLANTA	JACKSONVILLE	810	45	CC	$	***
ATLANTA	MEMPHIS	810	20	CN	$	***
ATLANTA	MEMPHIS	810	45	CC	$	***
ATLANTA	NEW ORLEANS	810	20	CN	$	***
ATLANTA	NEW ORLEANS	810	20	CN	$	***
ATLANTA	NEW ORLEANS	810	45	CC	$	***
ATLANTA	NEW ORLEANS	810	45	CC	$	***
ATLANTA	SAVANNAH	810	20	CN	$	***
ATLANTA	SAVANNAH	810	45	CC	$	***
BALTIMORE	CHARLESTON	810	45	CC	$	***
BALTIMORE	CHICAGO	810	20	CN	$	***
BALTIMORE	CHICAGO	810	20	CN	$	***
BALTIMORE	CHICAGO	810	45	CC	$	***
BALTIMORE	CHICAGO	810	45	CC	$	***
BALTIMORE	EVANSVILLE	810	45	CC	$	***
BALTIMORE	JACKSONVILLE	810	20	CN	$	***
BALTIMORE	JACKSONVILLE	810	45	CC	$	***
BALTIMORE	NEW ORLEANS	810	45	CC	$	***
BALTIMORE	NEW ORLEANS	810	45	CC	$	***
BALTIMORE PIE	CHICAGO	810	20	CN	$	***
BALTIMORE PIE	CHICAGO	810	20	CN	$	***
BALTIMORE PIE	CHICAGO	810	45	CC	$	***
BALTIMORE PIE	CHICAGO	810	45	CC	$	***
BOSTON	CHICAGO	810	20	CN	$	***
BOSTON	CHICAGO	810	45	CC	$	***
BOSTON	KANSAS CITY	810	20	CN	$	***
BOSTON	KANSAS CITY	810	45	CC	$	***
CHARLESTON	ATLANTA	810	20	CN	$	***
CHARLESTON	ATLANTA	810	45	CC	$	***
CHARLESTON	BALTIMORE	810	45	CC	$	***
CHARLESTON	CHARLOTTE	810	45	CC	$	***
CHARLESTON	CHICAGO	810	20	CN	$	***
CHARLESTON	CHICAGO	810	20	CN	$	***
CHARLESTON	CHICAGO	810	45	CC	$	***
CHARLESTON	CHICAGO	810	45	CC	$	***
CHARLESTON	CINCINNATI	810	45	CC	$	***
CHARLESTON	JACKSONVILLE	810	20	CN	$	***
CHARLESTON	JACKSONVILLE	810	45	CC	$	***
CHARLESTON	MEMPHIS	810	20	CN	$	***
CHARLESTON	MEMPHIS	810	45	CC	$	***
CHARLESTON	MOBILE	810	20	CN	$	***
CHARLESTON	MOBILE	810	45	CC	$	***
CHARLESTON	NASHVILLE	810	20	CN	$	***
CHARLESTON	NASHVILLE	810	45	CC	$	***
CHARLESTON	NEW ORLEANS	810	20	CN	$	***
CHARLESTON	NEW ORLEANS	810	20	CN	$	***
CHARLESTON	NEW ORLEANS	810	45	CC	$	***
CHARLESTON	NEW ORLEANS	810	45	CC	$	***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Core (Empties)

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
CHARLOTTE	NEW ORLEANS	810	20	CN	$	***
CHARLOTTE	NEW ORLEANS	810	20	CN	$	***
CHARLOTTE	NEW ORLEANS	810	45	CC	$	***
CHARLOTTE	NEW ORLEANS	810	45	CC	$	***
CHARLOTTE	SAVANNAH	810	45	CC	$	***
CHICAGO	ATLANTA	810	20	CN	$	***
CHICAGO	ATLANTA	810	45	CC	$	***
CHICAGO	BALTIMORE	810	20	CN	$	***
CHICAGO	BALTIMORE	810	45	CC	$	***
CHICAGO	BALTIMORE PIERS	810	20	CN	$	***
CHICAGO	BALTIMORE PIERS	810	45	CC	$	***
CHICAGO	BOSTON	810	20	CN	$	***
CHICAGO	CHARLESTON	810	45	CC	$	***
CHICAGO	CHARLOTTE	810	45	CC	$	***
CHICAGO	CLEVELAND	810	20	CN	$	***
CHICAGO	CLEVELAND	810	45	CC	$	***
CHICAGO	COLUMBUS	810	20	CN	$	***
CHICAGO	COLUMBUS	810	45	CC	$	***
CHICAGO	DOCKSIDE	810	20	CN	$	***
CHICAGO	DOCKSIDE	810	45	CC	$	***
CHICAGO	EVANSVILLE	810	20	CN	$	***
CHICAGO	EVANSVILLE	810	45	CC	$	***
CHICAGO	JACKSONVILLE	810	20	CN	$	***
CHICAGO	JACKSONVILLE	810	45	CC	$	***
CHICAGO	MARYSVILLE	810	20	CN	$	***
CHICAGO	MARYSVILLE	810	45	CC	$	***
CHICAGO	NASHVILLE	810	20	CN	$	***
CHICAGO	PHILADELPHIA	810	20	CN	$	***
CHICAGO	PORTSMOUTH	810	20	CN	$	***
CHICAGO	PORTSMOUTH	810	45	CC	$	***
CHICAGO	SOUTH KEARNY	810	20	CN	$	***
CHICAGO	SOUTH KEARNY	810	45	CC	$	***
CHICAGO	STACKBRIDGE	810	45	CC	$	***
CINCINNATI	CHARLESTON	810	20	CN	$	***
CINCINNATI	CHARLESTON	810	45	CC	$	***
CINCINNATI	JACKSONVILLE	810	20	CN	$	***
CINCINNATI	JACKSONVILLE	810	45	CC	$	***
CINCINNATI	NEW ORLEANS	810	20	CN	$	***
CINCINNATI	NEW ORLEANS	810	20	CN	$	***
CINCINNATI	NEW ORLEANS	810	45	CC	$	***
CINCINNATI	NEW ORLEANS	810	45	CC	$	***
CLEVELAND	CHICAGO	810	45	CC	$	***
CLEVELAND	CHICAGO	810	45	CC	$	***
CLEVELAND	DOCKSIDE	810	45	CC	$	***
COLUMBUS	CHICAGO	810	20	CN	$	***
COLUMBUS	CHICAGO	810	45	CC	$	***
COLUMBUS	CHICAGO	810	45	CC	$	***
COLUMBUS	DOCKSIDE	810	20	CN	$	***
COLUMBUS	DOCKSIDE	810	45	CC	$	***
DETROIT	CHICAGO	810	20	CN	$	***
DETROIT	CHICAGO	810	20	CN	$	***
DETROIT	CHICAGO	810	45	CN	$	***
DETROIT	CHICAGO	810	45	CN	$	***
________	_______	____	____	___		___

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Core (Empties)

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
DOCKSIDE	INDIANAPOLIS	810	45	CC	$***
DOCKSIDE	KANSAS CITY	810	20	CN	$***
DOCKSIDE	KANSAS CITY	810	20	CN	$***
DOCKSIDE	KANSAS CITY	810	45	CC	$***
DOCKSIDE	KANSAS CITY	810	45	CC	$***
EAST ST LOUIS	DOCKSIDE	810	45	CC	$***
EAST ST LOUIS	LITTLE FERRY	810	20	CN	$***
EVANSVILLE	CHICAGO	810	20	CN	$***
EVANSVILLE	CHICAGO	810	20	CN	$***
EVANSVILLE	CHICAGO	810	45	CC	$***
EVANSVILLE	CHICAGO	810	45	CC	$***
EVANSVILLE	JACKSONVILLE	810	20	CN	$***
EVANSVILLE	PHILADELPHIA	810	20	CN	$***
EVANSVILLE	PHILADELPHIA	810	45	CC	$***
INDIANAPOLIS	LITTLE FERRY	810	20	CN	$***
INDIANAPOLIS	LITTLE FERRY	810	20	CN	$***
INDIANAPOLIS	LITTLE FERRY	810	45	CC	$***
INDIANAPOLIS	LITTLE FERRY	810	45	CC	$***
JACKSONVILLE	ATLANTA	810	20	CN	$***
JACKSONVILLE	ATLANTA	810	45	CC	$***
JACKSONVILLE	CHARLESTON	810	20	CN	$***
JACKSONVILLE	CHARLESTON	810	45	CC	$***
JACKSONVILLE	CHARLOTTE	810	45	CC	$***
JACKSONVILLE	CHICAGO	810	20	CN	$***
JACKSONVILLE	CHICAGO	810	20	CN	$***
JACKSONVILLE	CHICAGO	810	45	CC	$***
JACKSONVILLE	CHICAGO	810	45	CC	$***
JACKSONVILLE	CINCINNATI	810	20	CN	$***
JACKSONVILLE	CINCINNATI	810	45	CC	$***
JACKSONVILLE	MEMPHIS	810	20	CN	$***
JACKSONVILLE	MEMPHIS	810	45	CC	$***
JACKSONVILLE	MOBILE	810	45	CC	$***
JACKSONVILLE	NASHVILLE	810	45	CC	$***
JACKSONVILLE	NEW ORLEANS	810	20	CN	$***
JACKSONVILLE	NEW ORLEANS	810	20	CN	$***
JACKSONVILLE	NEW ORLEANS	810	45	CC	$***
JACKSONVILLE	NEW ORLEANS	810	45	CC	$***
JACKSONVILLE	PHILADELPHIA	810	20	CN	$***
JACKSONVILLE	PORTSMOUTH	810	45	CC	$***
JACKSONVILLE	SAVANNAH	810	20	CN	$***
JACKSONVILLE	SAVANNAH	810	45	CC	$***
JACKSONVILLE	SOUTH KEARNY	810	20	CN	$***
JACKSONVILLE	SOUTH KEARNY	810	45	CC	$***
KANSAS CITY	BOSTON	810	20	CN	$***
KANSAS CITY	BOSTON	810	45	CC	$***
KANSAS CITY	DOCKSIDE	810	45	CC	$***
KANSAS CITY	LITTLE FERRY	810	20	CN	$***
KANSAS CITY	LITTLE FERRY	810	45	CC	$***
LITTLE FERRY	EAST ST LOUIS	810	20	CN	$***
LITTLE FERRY	EAST ST LOUIS	810	20	CN	$***
LITTLE FERRY	EAST ST LOUIS	810	45	CN	$***
LITTLE FERRY	EAST ST LOUIS	810	45	CC	$***
LITTLE FERRY	EAST ST LOUIS	810	45	CC	$***
___________	__________	_____	____	____	_____

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Core (Empties)

ORIGIN	DESTINATION	PLAN#	SIZE	DESC	Total Price
MOBILE	SAVANNAH	810	20	CN	$***
MOBILE	SOUTH KEARNY	810	20	CN	$***
MOBILE	SOUTH KEARNY	810	45	CC	$***
NASHVILLE	ATLANTA	810	45	CC	$***
NASHVILLE	CHARLESTON	810	20	CN	$***
NASHVILLE	CHARLESTON	810	45	CC	$***
NASHVILLE	CHICAGO	810	20	CN	$***
NASHVILLE	CHICAGO	810	20	CN	$***
NASHVILLE	CHICAGO	810	45	CC	$***
NASHVILLE	CHICAGO	810	45	CC	$***
NASHVILLE	JACKSONVILLE	810	20	CN	$***
NASHVILLE	JACKSONVILLE	810	45	CC	$***
NASHVILLE	NEW ORLEANS	810	20	CN	$***
NASHVILLE	NEW ORLEANS	810	20	CN	$***
NASHVILLE	NEW ORLEANS	810	45	CC	$***
NASHVILLE	NEW ORLEANS	810	45	CC	$***
NASHVILLE	SAVANNAH	810	45	CC	$***
NASHVILLE	SOUTH KEARNY	810	20	CN	$***
NASHVILLE	SOUTH KEARNY	810	45	CC	$***
NEW ORLEANS	ATLANTA	810	20	CN	$***
NEW ORLEANS	ATLANTA	810	45	CC	$***
NEW ORLEANS	CHARLESTON	810	20	CN	$***
NEW ORLEANS	CHARLESTON	810	45	CC	$***
NEW ORLEANS	CINCINNATI	810	20	CN	$***
NEW ORLEANS	JACKSONVILLE	810	20	CN	$***
NEW ORLEANS	JACKSONVILLE	810	45	CC	$***
NEW ORLEANS	MOBILE	810	20	CN	$***
NEW ORLEANS	MOBILE	810	45	CC	$***
NEW ORLEANS	NASHVILLE	810	45	CC	$***
NEW ORLEANS	PORTSMOUTH	810	45	CC	$***
NEW ORLEANS	SAVANNAH	810	45	CC	$***
NORTH BERGEN	CHICAGO	810	20	CC	$***
NORTH BERGEN	CHICAGO	810	20	CC	$***
NORTH BERGEN	CHICAGO	810	45	CC	$***
NORTH BERGEN	CHICAGO	810	45	CC	$***
ORLANDO	ATLANTA	810	20	CN	$***
ORLANDO	ATLANTA	810	45	CC	$***
ORLANDO	CHARLESTON	810	20	CN	$***
ORLANDO	CHARLESTON	810	45	CC	$***
ORLANDO	JACKSONVILLE	810	20	CN	$***
ORLANDO	JACKSONVILLE	810	45	CC	$***
ORLANDO	MEMPHIS	810	20	CN	$***
ORLANDO	MEMPHIS	810	45	CC	$***
ORLANDO	NEW ORLEANS	810	45	CC	$***
ORLANDO	PHILADELPHIA	810	20	CN	$***
ORLANDO	PHILADELPHIA	810	45	CC	$***
ORLANDO	SAVANNAH	810	20	CN	$***
ORLANDO	SAVANNAH	810	45	CC	$***
PHILADELPHIA	CHICAGO	810	20	CN	$***
PHILADELPHIA	CHICAGO	810	20	CN	$***
PHILADELPHIA	CHICAGO	810	45	CC	$***
PHILADELPHIA	CHICAGO	810	45	CC	$***
PHILADELPHIA	EVANSVILLE	810	20	CN	$***
___________	_______	_____	____	____	_____

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5124 - Exhibit 1

Core (Empties)

ORIGIN	DESTINATION	PLAN #	SIZE	DESC	Total Price
PORTSMOUTH	CHICAGO	810	45	CC	$***
PORTSMOUTH	JACKSONVILLE	810	20	CN	$***
PORTSMOUTH	JACKSONVILLE	810	45	CC	$***
PORTSMOUTH	NASHVILLE	810	45	CC	$***
PORTSMOUTH	NEW ORLEANS	810	45	CC	$***
PORTSMOUTH	NEW ORLEANS	810	45	CC	$***
SAVANNAH	ATLANTA	810	20	CN	$***
SAVANNAH	ATLANTA	810	45	CC	$***
SAVANNAH	CHARLESTON	810	20	CN	$***
SAVANNAH	CHARLESTON	810	45	CC	$***
SAVANNAH	CHARLOTTE	810	45	CC	$***
SAVANNAH	JACKSONVILLE	810	20	CN	$***
SAVANNAH	JACKSONVILLE	810	45	CC	$***
SAVANNAH	MEMPHIS	810	20	CN	$***
SAVANNAH	MEMPHIS	810	45	CC	$***
SAVANNAH	NASHVILLE	810	20	CN	$***
SAVANNAH	NASHVILLE	810	45	CC	$***
SAVANNAH	NEW ORLEANS	810	45	CC	$***
SAVANNAH	SOUTH KEARNY	810	20	CN	$***
SAVANNAH	SOUTH KEARNY	810	45	CC	$***
SOUTH KEARNY	CHICAGO	810	20	CN	$***
SOUTH KEARNY	CHICAGO	810	20	CN	$***
SOUTH KEARNY	CHICAGO	810	45	CC	$***
SOUTH KEARNY	CHICAGO	810	45	CC	$***
SOUTH KEARNY	CLEVELAND	810	20	CN	$***
SOUTH KEARNY	CLEVELAND	810	45	CC	$***
SOUTH KEARNY	COLUMBUS	810	20	CN	$***
SOUTH KEARNY	COLUMBUS	810	45	CC	$***
SOUTH KEARNY	DETROIT	810	20	CN	$***
SOUTH KEARNY	DETROIT	810	45	CC	$***
SOUTH KEARNY	JACKSONVILLE	810	20	CN	$***
SOUTH KEARNY	JACKSONVILLE	810	45	CC	$***
SOUTH KEARNY	NASHVILLE	810	20	CN	$***
SOUTH KEARNY	NASHVILLE	810	45	CC	$***
SOUTH KEARNY	SAVANNAH	810	20	CN	$***
SOUTH KEARNY	SAVANNAH	810	45	CC	$***
SOUTH KEARNY	TAMPA	810	20	CN	$***
SOUTH KEARNY	TAMPA	810	45	CC	$***
STACK BRIDGE	CHICAGO	810	20	CN	$***
STACK BRIDGE	CHICAGO	810	20	CN	$***
STACK BRIDGE	CHICAGO	810	45	CC	$***
STACK BRIDGE	CHICAGO	810	45	CC	$***
SYRACUSE	CHICAGO	810	20	CN	$***
SYRACUSE	CHICAGO	810	20	CN	$***
SYRACUSE	CHICAGO	810	45	CC	$***
SYRACUSE	CHICAGO	810	45	CC	$***
TAMPA	ATLANTA	810	20	CN	$***
TAMPA	ATLANTA	810	45	CC	$***
TAMPA	CHARLESTON	810	20	CN	$***
TAMPA	CHARLESTON	810	45	CC	$***
TAMPA	JACKSONVILLE	810	20	CN	$***
TAMPA	JACKSONVILLE	810	45	CC	$***
TAMPA	MEMPHIS	810	20	CN	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

AGRT 5024 - Exhibit 2

Core ________ (Loads)

ORIGIN	DESTINATION	PLAN	SIZE	Core Price	Reefer Prem.	Total Price
Atlanta, GA	Charolotte	800	45T	$***	$***	$***
Atlanta, GA	Jacksonville, FL	800	45	$***	$***	$***
Atlanta, GA	New Orleans, LA	800	45T	$***	$***	$***
Charleston, SC	Jacksonville, FL	800	45T	$***	$***	$***
Charleston, SC	New Orleans, LA	800	45T	$***	$***	$***
Chicago, IL	Jacksonville, FL	800	45C	$***	$***	$***
Chicago, IL	S. Kearny, NJ	800	45C	$***	$***	$***
Dockside, NJ	Chicago, IL	800	45C	$***	$***	$***
Dockside, NJ	Detroit, MI	800	45C	$***	$***	$***
Dockside, NJ	Indianapolis, IN	800	45C	$***	$***	$***
Jacksonville, FL	Atlanta, GA	800	45T	$***	$***	$***
Jacksonville, FL	Charleston, SC	800	45T	$***	$***	$***
Jacksonville, FL	Chicago, IL	800	45C	$***	$***	$***
Jacksonville, FL	New Orleans, LA	800	45C	$***	$***	$***
Jacksonville, FL	South Kearny, NJ	800	45T	$***	$***	$***
Jacksonville, FL	Tampa, FL	800	45T	$***	$***	$***
Memphis, TN	Jacksonville, FL	800	45C	$***	$***	$***
Mobile, AL	Jacksonville, FL	800	45T	$***	$***	$***
New Orleans, LA	Jacksonville, FL	800	45C	$***	$***	$***
New Orleans, LA	South Kearny, NJ	800	45T	$***	$***	$***
Portsmouth, VA	Jacksonville, FL	800	45	$***	$***	$***
South Kearny, NJ	Atlanta, GA	800	45T	$***	$***	$***
South Kearny, NJ	Chicago, IL	800	45C	$***	$***	$***
South Kearny, NJ	Detroit, MI	800	45C	$***	$***	$***
South Kearny, NJ	Jacksonville, FL	800	45T	$***	$***	$***
South Kearny, NJ	Tampa, FL	800	45T	$***	$***	$***

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.

EXHIBIT 3

International Intermodal Agreement

Dated as of March 1, 2002

Among CSXI and CSXL

Administrative Services

CSXI is, as to movements described in Exhibit 1 on one or more of BNSF, CN and NS, providing administrative services only to CSXL under this Agreement, and is not providing linehaul services to CSXL. The latter services are to be provided, as to those movements, by one or more of BNSF, CN and NS pursuant to CSXL’s transportation agreements with each of BNSF, CN and NS. The rates set forth in Exhibit 1 as to those moves are intended to be merely representative of the aggregation, as of execution of this Agreement, of CSXI’s administrative fee and CSXL’s current transportation rate under its applicable underlying transportation agreement(s) with respect to a given move, and are not intended to be rates for transportation services to be provided by CSXI under this Agreement

The administrative services to be provided by CSXL with respect to the moves described above include the following: rail way-billing administration with CSXL’s underlying carriers, rail payable administration of charges owed by CSXL to its underlying carriers, coordination of cross-town connections when required, and reasonable tracking and tracing administration on CSXL’s underlying carriers.

CSXI’s fee for providing the above services shall be as mutually agreed between the parties; however, in the absence of or pending such an agreement the fee shall be $*** per container (or trailer, if applicable) movement.

Either party may terminate their rights and obligations of the parties, under this agreement with respect to the performance, receipt and payment for the administrative services described above upon not less than sixty (60) day’s notice to the party

***	Portions hereof have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 406 of the Securities Act.